As filed with the Securities and Exchange Commission on April 30, 2002

                                                        33 Act File No. 33-75116
                                                        40 Act File No. 811-8352

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ X ]
         Pre-Effective Amendment No.                                       [   ]
                                             --------
         Post-Effective Amendment No.          16                          [ X ]
                                             -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ X ]
                Amendment No.       16
                                   -----
                        (Check appropriate box or boxes.)

                                   LKCM FUNDS
                           (Exact Name of Registrant)

                       c/o Luther King Capital Management
                         301 Commerce Street, Suite 1600
                             Fort Worth, Texas 76102
                     (Address of Principal Executive Office)
                  Registrant's Telephone Number (817) 332-3235

                              --------------------

                       c/o U.S. Bancorp Fund Services, LLC
                   615 E. Michigan Street, Milwaukee, WI 53202
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                              Washington, DC 20036

                         ------------------------------

           Approximate Date of Proposed Public Offering April 30, 2002
                                 ---------------

It is proposed that this filing will become effective (check appropriate box)

[ X ] immediately upon filing pursuant to paragraph (b)

[   ]  on  September 29, 2002 pursuant to paragraph (b)

[   ] 60 days after filing          pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant has adopted a master-feeder operating structure for its International Fund series. This Post-Effective Amendment includes signature pages for the TT International U.S.A Master Trust, the master trust, and the LKCM Funds, the feeder trust.

                               P R O S P E C T U S
                                   May 1, 2002

                                   LKCM FUNDS

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102
                                 1-800-688-LKCM









THE  LKCM  SMALL  CAP  EQUITY  FUND  -  seeks  to  maximize   long-term  capital
appreciation


THE LKCM EQUITY FUND - seeks to maximize long-term capital appreciation


THE LKCM BALANCED FUND - seeks current income and long-term capital appreciation


THE LKCM FIXED INCOME FUND - seeks current income


THE LKCM INTERNATIONAL FUND - seeks a total return in excess of the total return
                              of   the  Morgan  Stanley   Capital  International
                              Europe,  Australasia and Far East Index





     This Prospectus contains information you should consider before you invest in the LKCM Funds. Please read it carefully and keep it for future reference.

     Neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved or disapproved of the securities offered by this Prospectus, nor has the SEC or any state securities commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF THE FUNDS................................................10

INVESTMENT OBJECTIVES.........................................................11

HOW THE FUNDS INVEST..........................................................11

FUND MANAGEMENT...............................................................14

DISTRIBUTION OF FUND SHARES...................................................16

PURCHASE OF SHARES............................................................16

REDEMPTION OF SHARES..........................................................18

VALUATION OF SHARES...........................................................19

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................20

MASTER-FEEDER STRUCTURE.......................................................21

FINANCIAL HIGHLIGHTS..........................................................22


     In deciding whether to invest in the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund (each a "Fund" and collectively the "Funds"), you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Funds have not authorized others to provide additional information. The Funds do not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.


                               RISK/RETURN SUMMARY

OBJECTIVES AND PRINCIPAL STRATEGIES OF THE FUNDS

     Each Fund has its own investment objective. The Funds are managed by Luther King Capital Management Corporation (the "Adviser").

     The Small Cap Equity Fund's objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market values at the time of investment of less than $2 billion). These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Adviser's primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

     The Equity Fund's objective is to maximize long-term capital appreciation. The Fund attempts to achieve this goal by primarily choosing investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings, above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Adviser's primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

     The Balanced Fund's objective is current income and long-term capital appreciation. The Fund attempts to achieve this goal by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities and cash equivalent securities. The Fund's investments in fixed income securities will consist primarily of investment grade corporate and government issues with intermediate maturities from one to ten years. The Adviser's primary strategy in managing the Fund is to identify high quality companies based on various financial and fundamental criteria such as consistently high profitability, strong balance sheets and prominent market share positions.

     The Fixed Income Fund's objective is current income. The Fund invests under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade corporate and government fixed income securities with intermediate maturities from one to ten years, and cash equivalent securities. The Adviser's primary strategy in managing the Fund is to select debt securities based on factors such as price, yield and credit quality.

     The International Fund's objective is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index. The Fund currently intends to achieve its goal by operating under a master-feeder structure. This means that the Fund currently seeks its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio"), a series of the TT International U.S.A. Master Trust (the "Master Trust"). The Portfolio has an identical investment objective as the Fund. The Portfolio is managed by TT International Investment Management ("TT International"). Throughout this Prospectus, statements regarding investments by the International Fund refer to investments made by the Portfolio, and vice versa.

     The International Portfolio attempts to achieve its objective by investing primarily in equity and equity-related securities in non-U.S. markets that TT International believes have sound prospects for sustainable growth and represent value in the form of assets and earnings. These equity and equity-related securities include securities listed on recognized exchanges, convertible bonds, warrants, equity and stock index futures contracts and options, including options on equity securities.

     Under normal circumstances, the Portfolio will invest at least 80% of its assets in securities that are tied economically to Europe, Australasia or the Far East. This region includes those countries included in the MSCI EAFE Index. The International Fund has adopted a similar policy. TT International uses both a top-down and a bottom-up approach in managing the Portfolio's investment portfolio and considers such factors such as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social national and political factors.

     The  Small  Cap  Equity  Fund,   Equity  Fund,   Fixed  Income  Fund,   and
International Fund each has adopted a non-fundamental policy to notify its shareholders at least 60 days before it changes its 80% investment policy as described above.

     The Funds cannot guarantee that they will achieve their goals. For more information, see "How the Funds Invest."


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     The principal risks of investing in Small Cap Equity, Equity, Balanced and International Funds are discussed below. You should be aware that you may lose money by investing in the Funds.

o Stock Market Risk:        Funds that invest in equity  securities  are subject
                            to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund is likely to decline in value. Decreases in the value of stocks are generally greater than for bonds or other debt investments.

o Stock Selection Risk:     Value  stocks  selected  by the  Adviser may decline
                            in value or not increase in value when the stock market in general is rising.

     In addition, the Small Cap Equity Fund is subject to additional principal risks:

o Small-Cap Risk:           Small  capitalization  companies  may  not  have the
                            size,   resources   or   other   assets   of   large
                            capitalization companies. These small capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

     The International Fund is also subject to additional principal risks:

o Foreign Investment Risk:  The  International  Fund's  investments  in  foreign securities involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign companies and markets are subject.

                            Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                            Foreign markets may be less liquid and more volatile than U.S. markets. Rapid increases in money supply may result in speculative investing, contributing to volatility. Also, equity securities may trade at price-earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.

                            Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

                            Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the Fund from realizing value in U.S. dollars from its investment in foreign securities. On January 1, 2002, the countries participating tin the European Economic and Monetary Union adopted the Euro as their sole currency. The consequences of that conversion are currently unclear.

o Emerging Markets Risk:    The Fund may  invest in issuers  located in emerging
                            markets, which are the markets of countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

     The principal risks of investing in the Fixed Income Fund and additional principal risks of the Balanced Fund are:

o Interest Rate Risk:       The  market  values  of fixed income  securities are
                            inversely  related  to  actual  changes  in interest
                            rates.  When interest rates rise, the  market  value
                            of the Funds' fixed-income securities will decrease.
                            If this occurs, a Funds' net asset  value  may  also
                            decrease.  Moreover,   the  longer  the    remaining
                            maturity  of a  security,  the greater the effect of
                            interest  rate  changes on the market value of   the
                            security.

o Credit Risk:              If  issuers  of fixed  income  securities  in  which
                            a Fund  invests  experience  unanticipated financial
                            problems, the  issue  is likely to decline in value.
                            In   addition,  the  Funds  are  subject to the risk
                            that the issuer of a fixed income security will fail to make timely payments of interest or principal.

PAST PERFORMANCE

     The performance information that follows gives some indication of how each Fund's performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis). The tables show each Fund's average annual returns compared to a broad-based securities market index. The information shown assumes reinvestment of dividends and distributions. After tax returns as shown in the following tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. Each Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. Each Fund's "Return on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Actual after-tax returns depend on your tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption. Please remember that a Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.


                              Small Cap Equity Fund
                        Calendar Year Returns as of 12/31

[GRAPH]

1995            31.81%

1996            25.67%

1997            23.07%

1998            -6.26%

1999            16.83%

2000            11.37%

2001             7.50%


                        Best and Worst Quarterly Returns

                        15.87%           (3rd quarter, 1997)
                       -18.98%           (3rd quarter, 1998)


                          Average Annual Total Returns
                             as of December 31, 2001


                                                                      Since
                                               1 Year   5 Years     Inception(1)
                                               ------   -------   --------------
       Small Cap Equity Fund
          Return Before Taxes                   7.50%   10.04%       14.81%
          Return After Taxes on Distributions   6.26%    7.71%       12.77%
          Return After Taxes on Distributions
              and Sale of Fund Shares           5.60%    7.47%       11.79%
       Russell 2000 Index (2)                   2.60%    7.62%       11.12%
       Lipper Small-Cap Core Fund Index(3)      7.13%   10.15%       13.65%

(1)  The Fund commenced operations on July 14, 1994.
(2) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The average market capitalization of the Russell 2000 Index was approximately $530 million as of May 31, 2001.
(3) The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude on the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, comparable to those companies included in to the S&P Small Cap 600 Index.



                                   Equity Fund
                        Calendar Year Returns as of 12/31

[GRAPH]

1996            17.00%

1997            23.57%

1998            13.11%

1999            23.07%

2000             4.14%

2001           -10.61%


                        Best and Worst Quarterly Returns

                       17.83%          (4th quarter, 1999)
                      -12.23%          (1st quarter, 2001)


                          Average Annual Total Returns
                             as of December 31, 2001

                                                                      Since
                                                1 Year  5 Years     Inception(1)
                                                ------  -------   --------------
       Equity Fund
         Return Before Taxes                   -10.61%   9.86%          11.03%
         Return After Taxes on Distributions   -10.83%   7.25%          8.82%
         Return After Taxes on Distributions
            and Sale of Fund Shares             -6.43%   7.40%          8.58%
       S&P 500 Index (2)                       -11.89%  10.68%          12.51%
       Lipper Multi-Cap Core                   -10.76%   9.32%          11.01%
            Fund Index(3)
       Lipper Large-Cap Core                   -12.83%   9.59%          11.24%
            Fund Index(4)

(1)  The Fund commenced operations on January 3, 1996.
(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.
(3) The Lipper Multi-Cap Core Fund Index is an unmanaged index consisting of 30 multi-cap core funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds will generally have between 25% to 75% of their assets invested in companies with market capitalization (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle, 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sale-per-share growth figure, comparable to those companies included in to the S&P SuperComposite 1500 Index.

(4) The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of 30 large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, comparable to the S&P 500. Previously, the Fund used the Lipper Multi-Cap Core Fund Index as a benchmark. Going forward, the Fund will use the Lipper Large-Cap Core Fund Index as a comparison, because its composition better matches the Fund's investment objectives and strategies.


                                  Balanced Fund
                        Calendar Year Returns as of 12/31

[GRAPH]

1998            12.84%

1999            13.53%

2000            -2.34%

2001             0.47%

                        Best and Worst Quarterly Returns

                      11.07%            (4th quarter, 1998)
                      -6.11%            (3rd quarter, 2001)


                          Average Annual Total Returns
                             as of December 31, 2001

                                               1 Year        Since Inception(1)
                                               ---------     ------------------
       Balanced Fund
         Return Before Taxes                    0.47%               5.87%
         Return After Taxes on Distributions   -0.75%               4.94%
         Return After Taxes on Distributions
             and Sale of Fund Shares            0.32%               4.30%
       Lehman Brothers Intermediate             8.50%               6.77%
       Government/Credit Bond Index (2)
       S&P 500 Index(3)                        -11.89%              5.66%
       Lipper Balanced Fund Index(4)           -3.24%               5.57%

(1)  The Fund commenced operations on December 30, 1997.
(2) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. (The Lehman Brothers Intermediate Government/Credit Bond Index was formerly known as Lehman Bond Index.)
(3) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weighted in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.
(4) The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, converse principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40%.



                                Fixed Income Fund
                        Calendar Year Returns as of 12/31

[GRAPH]

1998             7.27%

1999            -0.34%

2000             9.26%

2001            10.76%


                        Best and Worst Quarterly Returns

                      4.94%        (3rd quarter, 2001)
                      -0.87%       (2nd quarter, 1999)

                          Average Annual Total Returns
                             as of December 31, 2001

                                                  1 Year    Since Inception(1)
                                                  ------    ---------------
       Fixed Income Fund
         Return Before Taxes                      10.76%          6.64%
         Return After Taxes on Distributions      8.36%           4.46%
         Return After Taxes on Distributions and
             Sale of Fund Shares                  6.50%           4.22%
       Lehman Brothers Intermediate               8.50%           6.77%
       Government/Credit Bond Index (2)
       Lipper Intermediate Investment-
            Grade Debt Fund Index(3)              8.22%           6.32%


(1)  The Fund commenced operations on December 30, 1997.

(2) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. (The Lehman Brothers Intermediate Government/Credit Bond Index was formerly known as Lehman Bond Index.)

(3) The Lipper Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.



                               International Fund
                        Calendar Year Returns as of 12/31

[GRAPH]

1998            10.10%

1999            42.71%

2000           -10.68%

2001           -29.16%



                        Best and Worst Quarterly Returns

                     36.27%             (4th quarter, 1999)
                     -17.31%            (1st quarter, 2001)

                          Average Annual Total Returns
                             as of December 31, 2001

                                                     1 Year   Since Inception(1)
                                                     ------   ---------------
       International Fund
         Return Before Taxes                         -29.16%        -0.15%
         Return After Taxes on Distributions         -29.28%        -1.85%
         Return After Taxes on Distributions and
             Sale of Fund Shares                     -17.76%        -0.58%
       Morgan Stanley Capital International          -21.21%         0.95%
         Europe, Australasia and Far East Index(2)


(1)  The Fund commenced operations on December 30, 1997.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") is an unmanaged index composed of securities from 21 European and Pacific Basin countries. The MSCI EAFE Index is the most recognized international index and is weighted by market capitalization.


                         FEES AND EXPENSES OF THE FUNDS

     The following table illustrates the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

         None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(1)


                                            Small Cap   Equity  Balanced  Fixed Income International
                                           Equity Fund   Fund     Fund        Fund        Fund(2)
                                           -----------   ----     ----        ----        ----
Management Fees(3)                            0.75%      0.70%   0.65%       0.50%         1.00%
Distribution and Service   (12b-1) Fees(4)    None       None     None        None         None
Other Expenses(3)                             0.17%      0.35%   0.93%       0.27%         0.56%
                                              -----      -----   -----       -----         -----
Total Annual Fund Operating Expenses(3)       0.92%      1.05%   1.58%       0.77%         1.56%
                                              =====      =====   =====       =====         =====


(1) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead they will reduce the amount of total return you receive.

(2) The expense table and the example below reflect the expenses of both the International Fund and the Portfolio.

(3) The Adviser has agreed to waive all or a portion of its management fee and/or reimburse the Small Cap Equity, Equity, Balanced and Fixed Income Funds' Other Expenses to limit the Total Annual Fund Operating Expenses as set forth below. With respect to the International Fund, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund's other expenses to limit the Total Annual Fund Operating Expenses. In addition, TT International has contractually agreed that subject to certain conditions for so long as the International Fund invests all of its investable assets in the Portfolio, TT International will reimburse the International Fund's other expenses to limit the Total Annual Operating Fund Expenses. The Adviser may choose to terminate these waivers or revise the limits on total annual operating expenses at any time. If the waivers or reimbursements were included in the calculation above, "Management Fees", "Other Expenses" and "Total Net Annual Operating Expenses" would be as follows:


                              Small Cap    Equity   Balanced  Fixed Income   International
                             Equity Fund    Fund      Fund        Fund          Fund
     Management Fees            0.75%      0.45%      0.00%       0.38%         0.64%
     Other Expenses             0.17%      0.35%      0.80%       0.27%         0.56%
                                -----      -----      -----       -----         -----
     Total Net Annual Fund
     Operating Expenses         0.92%      0.80%      0.80%       0.65%         1.20%
                                =====      =====      =====       =====         =====


(4) The Funds have adopted a Rule 12b-1 Plan under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. The Funds have not implemented the plan and, thus, are neither accruing nor paying any fees under the plan.


EXAMPLE

     The following Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

                             One Year  Three Years Five Years Ten Years

     Small Cap Equity Fund    $ 94        $294        $510      $1,132
     Equity Fund              $107        $334        $579      $1,282
     Balanced Fund            $161        $499        $861      $1,879
     Fixed Income Fund        $ 79        $246        $428      $  955
     International Fund       $159        $493        $851      $1,857

                              INVESTMENT OBJECTIVES

     The investment objective of the Small Cap Equity Fund is to maximize long-term capital appreciation.

     The investment objective of the Equity Fund is to maximize long-term capital appreciation.

         The investment objective of the Balanced Fund is current income and long-term capital appreciation.

     The investment objective of the Fixed Income Fund is current income.

     The investment objective of the International Fund is total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE).


             HOW THE FUNDS INVEST - PRINCIPAL INVESTMENT STRATEGIES

            SMALL CAP EQUITY, EQUITY, BALANCED AND FIXED INCOME FUNDS

     For the Small Cap Equity, Equity, and Balanced Funds, the Adviser follows a long-term investment philosophy grounded in the fundamental analysis of individual companies. The Adviser's primary approach to equity-related investing has two distinct but complementary components. First, the Adviser seeks to identify high quality companies based on various financial and fundamental criteria. Companies meeting these criteria will exhibit most of the following characteristics:

o    Consistently high profitability levels;

o    Strong balance sheet quality;

o    Prominent market share positions;

o    Ability to generate excess cash flow after capital expenditures;

o    Management with a significant ownership stake in the company; and

o    Under-valuation based upon various quantitative criteria.

     The Adviser also invests in companies whose assets the Adviser has determined are undervalued in the marketplace. These include companies with tangible assets as well as companies that own valuable intangible assets. As with the primary approach described above, both qualitative as well as quantitative factors are important criteria in the investment analysis.

     For the Balanced and Fixed Income Funds, the Adviser's fixed-income approach concentrates primarily on investment grade corporate and government issues with intermediate effective maturities. The Adviser's fixed-income philosophy combines noncallable bonds with callable bonds in an attempt to enhance returns while controlling the level of risk. The security selection process for noncallable corporate bonds is heavily credit-driven and focuses on the issuer's earning trends, its competitive positioning and the dynamics of its industry. A second component of the Adviser's fixed-income philosophy is the identification of undervalued securities with a combination of high coupons and various early redemption features. These defensive issues can offer high levels of current income with limited price volatility due to the possibility that they will be retired by the issuer much sooner than the final maturity. Callable bonds are used as alternatives to traditional short-term noncallable issues. Maturity decisions are primarily a function of the Adviser's macroeconomic analysis and are implemented utilizing intermediate maturity, noncallable securities. Finally, the credit analysis performed by the Adviser on individual companies, as well as industries, is enhanced by the Adviser's experience in the equity market. The analytical effort concentrates on market dominant, consistently profitable, well financed debt issuers.

     The LKCM Small Cap Equity Fund. The Small Cap Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. Smaller companies are those with market values at the time of investment of less than $2 billion. These equity securities include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

     The LKCM Equity Fund. The Equity Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes)in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above average returns on shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The Fund invests a portion of its assets in companies whose public market value is less than the Adviser's assessment of the companies' value. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

     The LKCM Balanced Fund. The Balanced Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, fixed-income securities and cash equivalent securities.  The  Fund  primarily  invests  in  equity  and debt  securities  of companies with established operating histories and strong fundamental characteristics. By utilizing both equity and fixed-income securities, the Fund will normally achieve an income yield in excess of the dividend income yield of the Standard & Poor's 500 Composite Stock Price Index(TM) ("S&P 500"). Under normal circumstances, 25% or more of the Fund's total assets will consist of fixed-income securities. Corporate debt securities in which the Fund invests will have a rating within the four highest grades as determined by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's ("S&P's").

     The Fund does not presently intend to invest more than 20% of its total assets in equity securities that do not pay dividends. A majority of the equity securities in which the Fund invests will typically be listed on a national securities exchange or traded on the Nasdaq National Market ("Nasdaq") or in the U.S. over-the-counter markets. The Fund may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Adviser perceives attractive opportunities from such securities, or so that the Fund may receive a competitive return on its uninvested cash. The Fund may invest in debt securities of U.S. and foreign issuers.

     The LKCM Fixed Income Fund. The Fixed Income Fund seeks to achieve its investment objective by investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade, intermediate-term debt securities (those with maturities from one to ten years) issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. Investment grade debt securities are considered to be those rated Baa or better by Moody's or BBB or better by S&P.

     The Fund seeks to maintain a dollar-weighted average expected maturity between three and 10 years under normal market and economic conditions. The expected maturity of securities with sinking fund or other early redemption features shall be estimated by the Adviser, based upon prevailing interest rate trends and the issuer's financial position. The average expected maturity may be less than three years if the Adviser believes a temporary, defensive posture is appropriate.

     The Fund may invest in all types of domestic or U.S. dollar denominated foreign fixed-income securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, government and government agency securities, zero coupon bonds and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and repurchase agreements. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions. The Fund intends to purchase securities that are rated investment grade at the time of its purchase. If an issue of securities is downgraded, the Adviser will consider whether to continue to hold the obligation.

INTERNATIONAL FUND

     The International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the Fund currently intends to seek its investment objective by investing all of its investable assets in the Portfolio, which has an identical investment objective to the Fund. The Portfolio is advised by TT International.

     TT International uses both a "top-down" and a "bottom-up" investment strategy in managing the Portfolio's investment portfolio. As part of its top-down strategy, TT International uses a geopolitical analysis to eliminate countries where TT International believes it is unsafe to invest and to highlight  countries  where  change  is  likely  to  occur.  In  conducting  the geopolitical analysis, TT International may consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation policies and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Portfolio may restrict the number of securities markets in which it invests, although under normal market circumstances the Portfolio's investments will involve securities principally traded in at least three different countries.

     Under normal circumstances the Portfolio will invest at least 80% of its assets in securities that are tied economically to Europe, Australia or the Far East. The Portfolio's investments may include the securities of issuers located in Australia, Austria, Belgium, China, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom. This is a non-exclusive list of countries in which the Portfolio may invest.

     Once TT International has completed the geopolitical analysis, it allocates Portfolio assets among various sectors and industries. This primarily is part of the its top-down strategy, but also may be part of its bottom-up strategy, especially when analyzing a narrow sector or industry.

     Within sectors and industries TT International applies its bottom-up strategy to identify attractive companies for investment. This strategy involves considering a wide range of factors, including:

o    perceived value in a company's assets or earnings, and

o    the potential for realizing a company's value.

     In addition, as part of its bottom up strategy, TT International seeks to verify its assessment of a company's value through research, economic modeling, discussions with management, and other sources.

     TT International may decide to sell Portfolio investments under a wide range of circumstances relating to the performance and potential of those investments and to general, economic, sector or market conditions. These circumstances may include:

o    changes in its top-down geopolitical analysis,

o    changes in its view of a sector or industry,

o    changes in market conditions or perceptions,

o changes in a company's value in assets or earnings or the prospect for realizing a company's value, and

o    opportunities to realize a profit or mitigate a loss.

         Additional Investment Policies and Strategies.

     In pursuing its investment objective, the Portfolio may also invest in U.S. markets through American Depositary Receipts ("ADRs") and similar instruments. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

     While the Fund expects to invest mainly in equity securities, the Fund may also invest in investment grade debt securities and below investment grade debt securities ("junk bonds").

     The Portfolio will not participate in initial public offerings or other "hot issues" unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate.

     TT International may use foreign currency contracts to hedge the Portfolio's currency exposure at its discretion. Hedging is used to protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which the security is denominated. In determining whether to engage in foreign currency contracts, TT International carefully considers fundamental macro-economic factors, as well as geopolitical factors and capital flows. In addition, TT International may purchase and sell stock index futures contracts to hedge against the Portfolio's exposure to the volatility of securities prices in a particular market or to reallocate the Portfolio's equity market exposure.

TEMPORARY INVESTMENTS

     To respond to adverse market, economic, political or other conditions, the Small Cap Equity, Equity, Balanced and Fixed Income Funds may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers' acceptances. To the extent that a Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objective.

     The International Fund may, from time to time, take temporary defensive positions that are not consistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality debt securities, and may not be pursuing its investment goal.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

     Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, serves as the investment adviser to the Funds. The Adviser was founded in 1979 and provides investment counseling services to employee benefit plans, endowment funds, foundations, common trust funds, and high net-worth individuals. As of the date of this Prospectus, the Adviser had in excess of $6.0 billion in assets under management.

     Under an Investment Advisory Agreement with the Funds, the Funds pay the Adviser an advisory fee as set forth below under "Contractual Fee," calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse expenses to the extent necessary to keep the total operating expenses from exceeding the respective caps also shown as a percentage of average daily net assets.

     The advisory fees for the fiscal year ended December 31, 2001, were as follows:

                             Contractual Fee  Fee Actually Charged          Cap
     Small Cap Equity Fund        0.75%               0.75%                1.00%
     Equity Fund                  0.70%               0.45%                0.80%
     Balanced Fund                0.65%               0.00%                0.80%
     Fixed Income Fund            0.50%               0.38%                0.65%
     International Fund           1.00%               0.64%                1.20%

     Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the applicable Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed.

     To the extent that the International Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets. The Adviser and TT International have agreed to continue their voluntary expense limitation on the International Fund's total annual operating expenses to ensure that the Fund's expenses do not exceed 1.20%.

PORTFOLIO ADVISER

     TT International, Martin House, 5 Martin Lane, London, England EC4R 0DP, serves as the adviser to the Portfolio. TT International was founded in 1993 and offers investment counseling services to investment companies, pension plans, trusts, charitable organizations and other institutional investors. As of March 31, 2002, TT International had approximately $8 billion in assets under management. TT International is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the conduct of its investment business in the United Kingdom by the Financial Services Authority
(FSA). TT International is also registered as a commodity pool operator and commodity trading adviser with the Commodity Futures Trading Commission.

     Pursuant to a Management Agreement ("Management Agreement") entered into between TT International and the Master Trust on behalf of the Portfolio, the Portfolio pays TT International a fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets on an annualized basis. With respect to the International Fund, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and/or reimburse the International Fund's other expenses to limit the total annual operating expenses to 1.20%. In addition, TT International has contractually agreed that subject to certain conditions for so long as the International Fund invests all of its investable assets in the Portfolio, TT International will reimburse the International Fund's other expenses to limit the total annual operating expenses to 1.20%.

PORTFOLIO MANAGERS

     J. Luther King, Jr. is responsible for the day-to-day management of the Equity Fund and has been since the Fund's inception. Mr. King also shares day-to-day management responsibility of the Small Cap Equity Fund, Balanced Fund, and the Fixed Income Fund. Mr. King has been President, Principal and Portfolio Manager of the Adviser since 1979.

     Steven R. Purvis shares the day-to-day management responsibility of the Small Cap Equity Fund together with Mr. King. Mr. Purvis has been Director of Research with the Adviser since 1996.

     Scot C. Hollmann shares the day-to-day management responsibility of the Balanced Fund together with Mr. King. Mr. Hollmann has been a portfolio manager of the Adviser since 1983 and Principal since 1986.

     Joan M. Maynard shares the day-to-day management responsibility of the Fixed Income Fund together with Mr. King. Ms. Maynard has been a Portfolio Manager of the Adviser since 1991 and employed by the Adviser since 1986.

     TT International uses a team of individuals that are primarily responsible for the day-to-day management of the Portfolio.

                           DISTRIBUTION OF FUND SHARES

DISTRIBUTOR

     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds' shares.


DISTRIBUTION PLAN

     The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Funds to pay distribution and service fees for the sale and distribution of their shares and for services provided to shareholders. The distribution plan allows the Funds to finance activities that promote the sale of the Funds' shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with Fund assets.

     The Funds have not implemented the plan and as a result they are currently neither accruing nor paying any fees under the plan. If the Funds were using the plan, the fees paid under the plan could, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.


                               PURCHASE OF SHARES

     You may purchase shares of each Fund at the net asset value ("NAV") per share next determined after receipt of the purchase order. Each Fund determines NAV as of the close of normal trading of the New York Stock Exchange ("NYSE") (generally 4:00 P.M. Eastern Time) each day that the NYSE is open for business.

INITIAL INVESTMENTS

     Through Your Financial Adviser. You may invest in shares of a Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     The Funds have authorized certain broker-dealers to receive on their behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Funds are deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer or its designee.

     By Mail. You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($10,000 minimum initial investment) payable to LKCM Funds.


By regular mail to:                   By express, registered or certified mail to:
------------------                    -------------------------------------------
LKCM Funds                            LKCM Funds
c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                          615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701             Milwaukee, WI  53202


     Once a Fund receives and accepts your application in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, LKCM will honor the redemption request at the next determined NAV, but will not mail you the proceeds until your purchase check has cleared (usually within 15 days). The Funds will not accept cash, drafts or third party checks. Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Funds, as well as a service charge imposed by the Funds' transfer agent ("Transfer Agent") in the amount of $25.

     By Wire. You may purchase shares of a Fund by wiring Federal funds ($10,000 minimum) to the Funds' custodian. To make an initial purchase by wire, you should use the following procedures:

o Telephone the Funds at 800-688-LKCM (option 1) for instructions and to receive an account number.

o    Instruct a Federal Reserve System member bank to wire funds to:

     U.S. Bank, N.A.
     ABA #042000013

     For credit to U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     For further credit to LKCM Funds
          [Name of Fund]
          [Shareholder account number]

o Wire must be received by 4:00 P.M. (Eastern Time) in order to receive the same day's NAV.

o Notify the Funds by calling the telephone number listed above prior to 4:00 P.M. (Eastern Time) on the wire date.

o Promptly complete and mail an Account Registration Form to the address shown above under "Initial Investments - By Mail."

     Federal fund purchases will be accepted only on a day on which the Funds and the custodian are open for business. The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

SUBSEQUENT INVESTMENTS

     By Mail or Wire. You may make additional investments at any time (minimum subsequent investment $1,000) by mailing a check payable to LKCM Funds to the address noted under "Initial Investments--By Mail." Additional investments may also be made by instructing your bank to wire monies as outlined above and notifying the applicable Fund prior to 4:00 P.M. (Eastern Time) on the wire date.

     By Telephone. To make additional investments by telephone, you must check the appropriate box on your Account Registration Form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, you may call the Funds toll free at 1-800-688-LKCM to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

AUTOMATIC INVESTMENT PROGRAM

     The Automatic Investment Program permits investors that own shares of a Fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investor. To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. For additional information on the Automatic Investment Program, please call 1-800-688-LKCM.

RETIREMENT PLANS

     The Funds make available Individual Retirement Accounts ("IRAs"), including Simplified Employee Pension Plans, traditional IRAs, Roth IRAs and IRA "Rollover Accounts," offered by U.S. Bancorp Fund Services, LLC. Detailed information on these plans is available by calling the Funds at 1-800-688-LKCM (option 1). Investors should consult with their own tax advisers before establishing a retirement plan.

OTHER PURCHASE INFORMATION

     Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares, to reject any purchase order, or to waive any minimum investment requirements when, in the judgment of management, such action is in the best interests of the Fund.

     Purchases of each Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.


                              REDEMPTION OF SHARES

     You may redeem shares of the Funds by mail or, if authorized, by telephone or wire. The Funds do not charge a fee for making redemptions, except with respect to wire redemptions.

     By Mail. You may redeem your shares by mailing a written request to:


By regular mail to:                   By express, registered or certified mail to:
------------------                    -------------------------------------------
LKCM Funds                            LKCM Funds
c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                          615 East Michigan Street, 3rd Floor
Milwaukee, WI  53201-0701             Milwaukee, WI  53202


     After your request is in "good order" the Fund will redeem your shares at the next NAV. To be in "good order," redemption requests must include the following documentation:

     (a)  The share certificates, if issued;

     (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     (c)  Any required signature guarantees; and

     (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

     Signature Guarantees. To protect your account, the Funds and U.S. Bancorp Fund Services, LLC from fraud, signature guarantees are required to enable the Funds to verify the identity of the person that has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) or the registered address, (2) share transfer requests, and (3) any redemption request if a change of address request has been received by the Transfer Agent within the last 15 days. A notary public cannot guarantee signatures. Please contact the Funds at 1-800-688-LKCM (option 1) for further details.

     By Telephone or Wire. If you indicated on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Funds and requesting that the redemption proceeds be mailed to the primary registration address or wired directly to your bank. The Transfer Agent imposes a $15.00 fee for each wire redemption, which is deducted from the proceeds of the redemption. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Funds. No telephone redemptions may be made within 15 days of any address change.

     If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Funds at the address listed above under "Redemption of Shares--By Mail." The investor must sign such requests, with signatures guaranteed. Further documentation may be requested.

     The  Funds  reserve  the right to  refuse a wire or  telephone  redemption.
Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Funds and the Transfer Agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration. To the extent that the Funds fail to use reasonable procedures as a basis for their belief, they may be liable for instructions that prove to be fraudulent or unauthorized.

     Other Redemption Information. Payment of the redemption proceeds will be made within seven calendar days after receipt of a redemption request in "good order." Redemption proceeds for shares of the Funds purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days. Such funds are invested and earn dividends during this holding period. Shareholders can avoid this delay by utilizing the wire purchase option.

     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000.

     The Funds may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

     The Funds have reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of a Fund's NAV being redeemed.

TRANSFER OF REGISTRATION

     The registration of Fund shares may be transferred by writing to LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53202-0701. As in the case of redemptions, the written request must be received in "good order."


                               VALUATION OF SHARES

     NAV per share is computed by dividing the total value of the investments and other assets of a Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Because the International Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the International Fund does not price its shares, the NAV of the International Fund may change on days when shareholders will not be able to purchase or redeem shares of the International Fund. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value. When a market quote is not readily available or a material event occurs after the close of the NYSE that may effect the security's value. The security's value is based on "fair value" as determined by the Adviser under the supervision of the Funds' Board of Trustees.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


DIVIDENDS AND OTHER DISTRIBUTIONS

     The Small Cap Equity, Equity and International Funds intend to declare and pay income dividends at least on an annual basis. The Balanced and Fixed Income Funds intend to declare and pay income dividends on a quarterly basis. The Funds intend to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis in December. The Funds may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Funds unless the shareholder elects otherwise. Such election must be made in writing to the Funds.

TAXES

     General. Dividends, whether paid in cash or reinvested in additional shares, from net investment income, net realized short-term capital gains and net gains from certain foreign currency transactions, if any, will be taxable to shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral). Distributions of net realized long-term capital gains in excess of net realized short-term capital losses, whether paid in cash, reinvested in additional shares or retained by a Fund, will be taxable as long-term capital gain. The classification of a capital gain distribution (and the applicable tax rate) is determined by the length of time that a Fund has held the securities that generated the gain and not the length of time you have held shares in such Fund. Shareholders are notified annually as to the federal tax status of dividends and other distributions paid by the Funds.

     Any dividends and other distributions declared by a Fund in the months of November or December to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of a Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

     When a shareholder redeems shares of a Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the shares. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares. Capital gain on redeemed shares held for more than one year will be long-term capital gain.

     Each Fund is required by federal law to withhold a percentage of reportable payments (which includes dividends, capital gain distributions, and redemption proceeds) payable to individuals and certain other non-corporate shareholders that have not complied with certain federal tax law requirements. To avoid this withholding, you must certify on the Account Registration Form that your Social Security or other taxpayer identification number provided is correct and that you are not currently subject to back-up withholding or that you are exempt from back-up withholding.

     Dividends and other distributions declared by each Fund, as well as redemption proceeds of shares, may also be subject to state and local taxes.

     The foregoing summarizes some of the important income tax considerations generally affecting each Fund and its shareholders. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

                             MASTER-FEEDER STRUCTURE

     Under a master-feeder structure, the functions of a traditional mutual fund are divided into two parts - a master fund and one or more feeder funds. The master fund performs the portfolio management, fund accounting and custodial functions. The feeder fund performs the distribution, shareholder servicing and transfer agent functions. With respect to the International Fund, the International Fund is a "feeder" fund that invests all of its investable assets in a "master" fund, the Portfolio, with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                           --------------------------
                                    Investor
                           --------------------------

                                                  purchases shares of
                           --------------------------
                                   Feeder Fund
                           --------------------------

                                                  which invests in
                           --------------------------
                             Master Fund (Portfolio)
                           --------------------------

                                                  which buys
                           --------------------------
                              Investment Securities
                           --------------------------

     The International Fund can withdraw its investment in the Portfolio at any time if the Board determines that it is in the best interest of the International Fund and its shareholders to do so. A change in the Portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of the International Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio in investments for the Fund and could affect adversely the liquidity of the Fund. If the Fund withdraws its investment in the Portfolio, the Fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.


                              FINANCIAL HIGHLIGHTS

     The financial highlights tables set forth below are intended to help you understand the Funds' financial performance for their periods of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The 1999, 2000 and 2001 information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual report dated December 31, 2001, which is available free of charge upon request. The information for periods prior to 1999 has been audited by other independent accountants that expressed an unqualified opinion on such financial highlights.



                                                             LKCM SMALL CAP EQUITY FUND

                                         Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                        December 31,  December 31,   December 31,  December 31,   December 31,
                                          2001           2000           1999          1998            1997
                                          ----          ----            ----         ------           ----
Net Asset Value - Beginning of Year      $17.00         $18.08        $15.72        $16.89           $16.20
                                                        ------        ------        ------           ------
Net investment income                     0.08          0.05           0.03          0.05            0.02
Net realized and unrealized gain (loss)
   on investments                         1.20          2.02           2.61          -1.10           3.38
                                          ----          ----           ----          -----           ----
      Total from investment operations    1.28          2.07           2.64          -1.05           3.40
                                          ----          ----           ----          -----           ----
Dividends from net investment income      -0.07         -0.05          -0.03         -0.07           -0.07
Distributions from net realized gains     -0.92         -3.10          -0.25         -0.05           -2.64
                                          -----         -----          -----         -----           -----
      Total distributions                 -0.99         -3.15          -0.28         -0.12           -2.71
                                          -----         -----          -----         -----           -----
Net Asset Value - End of Year            $17.29        $17.00         $18.08       $15.72           $16.89
                                         ======         ======         ======       ======           ======
Total Return                               7.50%        11.37%         16.83%       -6.26%           23.07%
Ratios and Supplemental Data:
Net assets, end of year (thousands)     $220,570      $211,001       $230,164      $284,018        $274,787
Ratio of expenses to average net assets   0.92%          0.93%          0.90%         0.91%           0.95%
Ratio of net investment income to
   average net assets                     0.46%          0.32%          0.16%         0.35%           0.22%
Portfolio turnover rate                    62%           79%            48%           35%             34%


                                                                          LKCM EQUITY FUND

                                         Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                        December 31,  December 31,  December 31,  December 31,   December 31,
                                            2001          2000          1999          1998           1997
                                            ----          ----          ----          ----           ----
Net Asset Value - Beginning of Year        $13.25        $14.91        $14.39        $13.18         $11.70
                                           ------        ------        ------        ------         ------
Net investment income                       0.08          0.40          0.10(1)       0.10           0.10
Net realized and unrealized gain (loss)
   on investments                           -1.49         0.24          2.97          1.63           2.52
                                            -----         ----          ----          ----           ----
      Total from investment operations      -1.41         0.64          3.07          1.73           2.62
                                            -----         ----          ----          ----           ----
Dividends from net investment income        -0.06         -0.40         -0.15         -0.10          -0.25
Distributions from net realized gains       -0.02         -1.90         -2.40         -0.42          -0.89
                                            -----         -----         -----         -----          -----
      Total distributions                   -0.08         -2.30         -2.55         -0.52          -1.14
                                            -----         -----         -----         -----          -----
Net Asset Value - End of Year              $11.76        $13.25         $14.91        $14.39         $13.18
                                           ======        ======         ======        ======         ======
Total Return                               -10.61%        4.14%          23.07%       13.11%         23.57%
Ratios and Supplemental Data:
Net assets, end of year (thousands)        $26,822       $24,800       $27,492       $41,069        $52,392
Ratio of expenses to average net assets:
      Before expense waiver and/or
         reimbursement                      1.05%         1.06%          0.93%         1.02%          1.16%
      After expense waiver and/or
         reimbursement                      0.80%         0.80%          0.80%         0.80%          0.80%
Ratio of net investment income to
average net assets:
      Before waiver and/or expense
         reimbursement                      0.53%         2.33%          0.56%         0.49%          0.57%
      After expense waiver and/or
         reimbursement                      0.78%         2.59%          0.69%         0.71%          0.93%
Portfolio turnover rate                      35%           57%             59%           45%            48%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.


                                                        LKCM BALANCED FUND*

                                         Year Ended    Year Ended     Year Ended    Year Ended
                                        December 31,  December 31,   December 31,  December 31,
                                          2001           2000           1999          1998
                                          ----          -----           -----         ------
Net Asset Value - Beginning of Year     $11.77          $12.30          $11.05       $10.00
                                        ------          ------          ------       ------
Net investment income                    0.30             0.26            0.22         0.22
Net realized and unrealized gain (loss)
   on investments                       -0.26            -0.55            1.26         1.05
                                         -----           -----            ----         ----
      Total from investment operations   0.04            -0.29            1.48         1.27
                                         ----            -----            ----         ----
Dividends from net investment income    -0.32            -0.22           -0.22        -0.22
Distributions from net realized gains   -0.05            -0.02           -0.01          --
                                         -----           -----           -----          --
      Total distributions               -0.37            -0.24           -0.23        -0.22
                                         -----           -----           -----        -----
Net Asset Value - End of Year           $11.44          $11.77          $12.30        $11.05
                                        ======          ======          ======        ======
Total Return                             0.47%           -2.34%          13.53%        12.84%
Ratios and Supplemental Data:
Net assets, end of year (thousands)     $7,375           $7,767          $6,851       $3,639
Ratio of expenses to average net assets:
      Before expense waiver and/or
         reimbursement                   1.58%             1.72%          1.95%        4.59%
      After expense waiver and/or
         reimbursement                   0.80%             0.80%          0.80%        0.80%
Ratio of net investment income (loss) to
average net assets:
      Before expense waiver and/or
         reimbursement                   1.83%             1.24%          0.81%       -1.38%
      After expense waiver and/or
         reimbursement                   2.61%             2.16%          1.96%        2.41%
Portfolio turnover rate                   37%               48%            47%         39%

*    The Fund commenced operations on December 30, 1997.

                                                    LKCM FIXED INCOME FUND*

                                         Year Ended    Year Ended     Year Ended    Year Ended
                                        December 31,  December 31,   December 31,  December 31,
                                          2001           2000           1999          1998
                                          ----          ----            ----         ------
Net Asset Value - Beginning of Year      $10.01         $9.69           $10.25       $10.00
                                         ------         -----           ------       ------
Net investment income                      0.60          0.56            0.52          0.54(1)
Net realized and unrealized gain (loss)
on investments                             0.45          0.31           -0.55          0.17
                                           ----          ----           -----        -----
      Total from investment operations     1.05          0.87           -0.03          0.71
                                           ----          ----
Dividends from net investment income       -0.58        -0.55           -0.52         -0.46
Distributions from net realized gains        -            -             -0.01           -
                                             -                          -----           -
      Total distributions                  -0.58        -0.55           -0.53         -0.46
                                           -----        -----           -----         -----
Net Asset Value - End of Year            $10.48        $10.01           $9.69        $10.25
                                         ======        ======           =====         ======
Total Return                               10.76%         9.26%         -0.34%         7.27%
Ratios and Supplemental Data:
Net assets, end of year (thousands)       $45,446      $33,560         $26,016      $14,557
Ratio of expenses to average net assets:
      Before expense waiver and/or
         reimbursement                     0.77%        0.84%            0.89%        1.28%
      After expense waiver and/or
         reimbursement                     0.65%        0.65%            0.65%        0.65%
Ratio of net investment income  to
average net assets:
      Before expense waiver and/or
         reimbursement                     5.81%       5.63%             5.34%        4.66%
      After expense waiver and/or
         reimbursement                     5.93%       5.82%             5.58%        5.29%
Portfolio turnover rate                      36%          28%              68%          82%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

*    The Fund commenced operations on December 30, 1997.


                                                     LKCM INTERNATIONAL FUND


                                         Year Ended    Year Ended     Year Ended    Year Ended
                                        December 31,  December 31,   December 31,  December 31,
                                          2001           2000           1999          1998
                                          ----          ----            ----         ------
Net Asset Value - Beginning of Year      $11.44        $15.44          $11.01       $10.00
                                         ------        ------          ------       ------
Net investment income                      0.01(1)       0.06(1)         0.00         0.04(2)
Net realized and unrealized gain (loss)
on investments                            -3.35         -1.74-           4.70         0.97
                                          -----         ------           ----         ----
      Total from investment operations    -3.34         -1.68            4.70         1.01
                                          -----          ----            ----         ----
Dividends from net investment income        -           -0.01-          --            --
Distributions from net realized gains     -0.03         -2.31           -0.27         --
                                          -----         -----           -----         --
      Total Distributions                 -0.03         -2.32-          -0.27         --
                                          -----         ------          -----         --
Net Asset Value - End of Year             $8.07        $11.44          $15.44       $11.01
                                           =====       ======          ======       ======
Total Return                             -29.16%       -10.68%          42.71%       10.10%
Ratios and Supplemental Data:
Net assets, end of year (thousands)      $70,368      $99,526         $83,892      $56,985
Ratio of expenses to average net assets:
      Before expense waiver and/or
         reimbursement                     1.56%        1.51%           1.52%        1.40%
      After expense waiver and/or
         reimbursement                     1.20%        1.20%           1.20%        1.20%
Ratio of net investment income (loss) to
average net assets:
      Before expense waiver and/or
         reimbursement                    -0.21%        0.08%          -0.28%        0.34%
After expense waiver and/or reimbursement  0.15%        0.39%           0.04%        0.54%
Portfolio turnover rate                    N/A         186%(3)           205%         196%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3) On October 2, 2000, the Fund invested all of its investable assets in the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.


LKCM Funds

For more information
You may obtain the following and other information on the LKCM Funds free of charge:

Annual and Semi-Annual Reports to Shareholders
The annual and semi-annual reports provide the Funds' most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI) dated May 1, 2002
The SAI is incorporated into this prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds' policies and management.

To receive any of these documents or make inquiries to the Funds:

By Telephone:
1-800-688-LKCM

By Mail:
LKCM Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

On the Internet:
Text only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at:
http://www.sec.gov
------------------

From the SEC:
You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102

publicinfo@sec.gov
1-202-942-8090



Investment Company Act File # 811-8352



                                   LKCM FUNDS

                           LKCM SMALL CAP EQUITY FUND
                                LKCM EQUITY FUND
                               LKCM BALANCED FUND
                             LKCM FIXED INCOME FUND
                             LKCM INTERNATIONAL FUND

                         301 COMMERCE STREET, SUITE 1600
                             FORT WORTH, TEXAS 76102

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of each of the series of LKCM Funds
(each a "Fund" and collectively the "Funds") dated May 1, 2002, as such Prospectus may be supplemented or revised from time to time. A copy of the Prospectus may be obtained without charge by calling the Funds at (800) 688-LKCM.

     The Funds' audited financial statements for the year ended December 31, 2001 are incorporated herein by reference to the Funds' 2001 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds at
(800) 688-LKCM.


                                TABLE OF CONTENTS
                                                                           Page



FUND ORGANIZATION.............................................................1

INVESTMENT LIMITATIONS........................................................2

INVESTMENT OBJECTIVES AND POLICIES.............................................4

TRUSTEES AND OFFICERS OF THE LKCM FUNDS.......................................20

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................26

INVESTMENT ADVISER............................................................28

ADVISER TO PORTFOLIO..........................................................29

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................30

CUSTODIAN.....................................................................32

ADMINISTRATOR.................................................................32

SUB-ADMINISTRATOR.............................................................33

TRANSFER AGENT AND DIVIDEND- DISBURSING AGENT.................................33

DISTRIBUTOR...................................................................33

DISTRIBUTION PLAN.............................................................33

CODE OF ETHICS................................................................33

PURCHASE AND PRICING OF SHARES................................................34

REDEMPTIONS IN KIND...........................................................35

TAXATION......................................................................36

PERFORMANCE INFORMATION.......................................................40

INDEPENDENT ACCOUNTANTS.......................................................43

FINANCIAL STATEMENTS..........................................................43

APPENDIX......................................................................44



     In deciding whether to invest in the Funds, you should rely on information in this Statement of Additional Information and the Prospectus. The Funds have not authorized others to provide additional information in any state or jurisdiction in which such offering may not legally be made.


                                FUND ORGANIZATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The LKCM Funds (the "Trust") is an open-end, diversified, management investment company commonly referred to as a mutual fund. Each Fund is a separate series of the Trust, a Delaware business trust that was established by a Declaration of Trust dated February 10, 1994. Prior to April 29, 1998, the Trust was known as the LKCM Fund. The Declaration of Trust permits the Trustees of the Trust to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Funds") of shares. Currently, the Trust offers five series - Small Cap Equity Fund, Equity Fund, Balanced Fund, Fixed Income Fund and International Fund. Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed Funds with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series and would be subject to the liabilities related thereto.

     The International Fund seeks its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio"), a series of the TT International U.S.A. Master Trust ("Master Trust"). The Master Trust is an open-end management investment company organized as a business trust under the laws of Massachusetts pursuant to its Declaration of Trust dated May 26, 2000. The Portfolio is managed by TT International Investment Management ("TT International").

     The Trustees, in their discretion, may authorize the division of shares of the Funds into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes would have an interest in the same Fund of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. The Trustees have no present intention of taking the action necessary to effect the division of shares into separate classes nor of changing the method of distribution of shares of the Funds.

     When issued, the shares of the Funds are fully paid and non-assessable, have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Each share of a Fund is entitled to participate equally in dividends and capital gains distributions and in the assets of the Fund in the event of liquidation. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of a Fund.

     The Funds are not required, and do not intend, to hold regular annual shareholder meetings. The Funds may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies, or upon the written request of 10% of the Trust's shares to replace their Trustees. The Funds will assist in shareholder communication in such matters to the extent required by law.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.


                             INVESTMENT LIMITATIONS

ALL FUNDS

     In addition to the Funds' investment objectives as set forth in the Prospectus, the Funds are subject to the following restrictions, which are fundamental policies and may not be changed without the approval of a majority of a Fund's outstanding voting securities. As used herein, a "majority of a Fund's outstanding voting securities" means the lesser of: (1) at least 67% of the voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

     As a matter of fundamental policy, each Fund will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate;

     (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements; or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds, by lending their portfolio securities to banks, brokers, dealers and other financial institutions, so long as such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations or interpretations of the SEC thereunder;

     (4) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (5) with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

     (6) borrow money, except (i) from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment) or (ii) with respect to the Small Cap Equity, Balanced, Fixed Income and International Funds in connection with reverse repurchase agreements provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (exclusive of borrowings); and the Small Cap Equity and Equity Funds cannot buy additional securities if they borrow more than 5% of their total assets;

     (7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act") in the disposition of restricted securities);

     (8) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     (9) issue senior securities, except that this limitation shall not apply to: (i) evidence of indebtedness which the Fund is permitted to incur;
          (ii) shares of the separate classes or series of the Trust; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin.

     With the exception of fundamental investment limitation (6) above if a percentage limitation on the investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of a Fund's assets will not require the sale of securities.

     The Funds are also subject to the following restrictions, which are non-fundamental policies and may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

     (1) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short;

     (2) pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

     (3) invest more than an aggregate of 15% of the net assets of the Small Cap Equity, Balanced, Fixed Income and International Funds or an aggregate of 7% of the net assets of the Equity Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options ("OTC Options");

     (4) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; and

     (5) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases;

     (6) with respect to each of the Small Cap Equity Fund, Equity Fund and Fixed Income Fund, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice; and

     (7) with respect to the International Fund, invest less than 80% of its net assets (including borrowing, if any, for investment purposes) in securities that are tied economically to Europe, Australia or the Far East without first providing the Fund's shareholders with at least 60 days' prior notice.


THE INTERNATIONAL FUND

     The International Fund has the following additional fundamental investment policy that enables it to invest all of its investable assets in the Portfolio:

          Notwithstanding any other limitation, the International Fund may invest all of its investable assets in an open-end management investment company with a substantially identical investment objective and substantially similar investment policies as the fund. For this purpose, "all of the fund's investable assets" means that the only investment securities that will be held by the fund will be the fund's interest in the investment company.

     All other fundamental investment policies and the non-fundamental policies of the International Fund discussed above and those of the Portfolio are identical. Therefore, although the policies described for all funds above discuss the investment policies of the International Fund and the Trust, they apply equally to the Portfolio.


     Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including borrowings, if any, for investment purposes) in securities that are tied economically to Europe, Australasia or the Far East. This region includes those countries included in the Morgan Stanley Capital International Europe, Australasia and Far East Index. These securities may include, but are not limited to, those of issuers that are organized, are domiciled or principally operate in those countries, derive at least 50% of their revenue or income from their operations within those countries, have at least 50% of their assets in those countries or whose securities are principally traded on those countries' securities markets. Shareholders of the International Fund will be provided with at least 60 days notice of any change in the policy regarding investing at least 80% of its assets in securities that are tied economically to Europe, Australasia or the Far East.



     Whenever the International Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing the Fund's shareholders not voting will be voted by the Board in the same proportion as those fund shareholders who do, in fact, vote.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are described in detail in the Prospectus under the captions "Investment Objectives" and "How the Funds Invest." Additional information about those policies is provided below.

EQUITY RELATED SECURITIES

     The equity securities in which the Funds may invest include common stocks, preferred stocks, warrants and rights, and debt securities convertible into or exchangeable for common stock or other equity securities.

     Preferred Stock. Preferred stock offers a stated dividend rate payable from the corporation's earnings. These preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

     Warrants And Rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Convertible Securities. A convertible security is a bond, debenture, note or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk that the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

     Securities Subject To Reorganization. The Funds may invest in equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of Luther King Capital Management Corporation, the investment adviser to the Funds (the "Adviser"), there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. Generally, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the target company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of a Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

FOREIGN SECURITIES

     The Funds may invest in securities of foreign issuers. The Balanced Fund may invest up to 10% of its total assets in foreign securities. As noted above, the International Fund invests all of its investable assets in the Portfolio, which, under normal circumstances, invests at least 80% of its assets in securities that are tied economically to Europe, Australasia or the Far East. Investing in foreign issuers involves certain special considerations that are not typically associated with investing in U.S. issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Funds may temporarily hold invested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts in order to hedge the Funds' holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income paid by citizens or corporations operating therein to investors in other countries. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising the holdings of the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds.

AMERICAN DEPOSITORY RECEIPTS ("ADRs")

     The Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security is denominated in a foreign currency.

FIXED-INCOME SECURITIES

     The fixed-income securities in which the Balanced and Fixed Income Funds may invest include U.S. Government securities, corporate debt, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests at least 80% of its net assets in these types of securities under normal market conditions. The fixed-income securities in which the Small Cap Equity, Equity and International Funds may invest include U.S. Government securities and corporate debt securities.

     Ratings. The Equity Fund limits its investments in fixed-income securities to those that are rated at the time of purchase as investment grade by a NRSRO, such as Standard & Poor's ("S&P") or Moody's Investor Services Inc. ("Moody's"), or, if unrated, are determined to be of equivalent quality by the Adviser or TT International. Investment grade fixed-income securities include:

     o    U.S. government securities;

     o Bonds or bank obligations rated in one of the four highest categories (such as BBB or higher by S & P);

     o Short-term notes rated in one of the two highest categories (such as SP-2 or higher by S & P);

     o Commercial paper or short-term bank obligations rated in one of the three highest categories (such as A-3 or higher by S & P); and

     o    Repurchase   agreements   involving   investment  grade   fixed-income
          securities.

     Investment grade fixed-income securities are generally believed to have a lower degree of credit risk. However, certain investment grade securities with lower ratings are considered medium quality and may be subject to greater credit risk than the highest rated securities. If a security's rating falls below that required at the time of purchase, the Adviser or TT International will consider what action, if any, should be taken consistent with the Fund's investment objective. Additional information concerning securities ratings is contained in the Appendix to the SAI.

     U.S. Government Securities. U.S. Government agencies or instrumentalities that issue or guarantee securities include, but are not limited to, the Fannie Mae, Government National Mortgage Association ("GNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association ("SLMA") and the International Bank for Reconstruction and Development.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the SLMA, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Adviser is satisfied that the credit risk is acceptable.

     The Funds may invest in component parts of U.S. Treasury notes or bonds, namely either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of: (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATs"), and are not issued by the U.S. Treasury; therefore they are not U.S. Government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

     Non-Investment Grade Debt Securities. The Small Cap Equity, Balanced and Fixed Income Funds' assets each may be invested in non-investment grade debt securities. The Small Cap Equity Fund and Balanced Fund each may invest up to 5% of the respective Fund's assets in non-investment grade debt securities. The market values of these securities tend to be less sensitive to changes in prevailing interest rates than high-quality securities, but more sensitive to individual corporate developments than higher-quality securities. Such securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories.

     Even securities rated Baa or BBB by Moody's and S&P, respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     The Funds will rely on the judgment, analysis and experience of the Adviser or TT International, the adviser to the Portfolio, in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser or TT International, as applicable, will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

     Factors adversely affecting the market value of securities will adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings.

     The secondary trading market for lower-quality fixed-income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Trust's Board of Trustees or its Adviser to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

     Lower Rated Fixed-Income Securities. The International Fund may invest in lower rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. If the issuer defaults on its obligation, the value of the security would fall and the Fund's income also would decline.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or S&P (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

     Like those of other fixed-income securities, the values of lower rated securities go up and down in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of fixed-income securities. Conversely, during periods of rising interest rates, the value of the Fund's fixed-income securities generally will decline. The values of lower rated securities often may be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value.

     Issuers of lower rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     Corporate Debt Securities. The International Fund may invest in investment grade and below investment grade U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers. The Small Cap Equity, Equity, Balanced, and Fixed Income Funds' investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to investment grade corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments); provided, however, that the Small Cap Equity Fund and the Balanced Fund may each invest up to 5% of its total assets in non-investment grade securities. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Mortgage-Related Securities. The Balanced and Fixed Income Funds may invest in residential or commercial mortgage-related securities, including mortgage pass-through securities, collateralized mortgage obligations ("CMO"), adjustable rate mortgage securities, CMO residuals, stripped mortgage-related securities, floating and inverse floating rate securities and tiered index bonds.

     Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect "passing through" monthly payments made by borrowers in the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

     There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA, and FHLMC; (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

     GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government. In the case of obligations not backed by the full faith and credit of the U.S. Government, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. FNMA and FHLMC may borrow from the U.S. Treasury to meet their obligations, but the U.S. Treasury is under no obligation to lend to FNMA or FHLMC.

     Private mortgage pass-through securities are structured similarly to GNMA, FNMA, and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or insured by governmental entities, private insurers and the mortgage poolers.

     Collateralized Mortgage Obligations. CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). All future references to CMOs also include REMICs.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

     The Balanced and Fixed Income Funds may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs ("PAC bonds"), sequential pay CMOs and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing marketing index or rate. Typical indices would include the eleventh district cost-of-funds index ("COFI"), the London Interbank Offered Rate ("LIBOR"), one-year U.S. Treasury yields, and ten-year U.S. Treasury yields.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities ("ARMs") are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     The ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise to levels above that of the ARMs maximum rate, the ARM's coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely fall.

     Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

     CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayments experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-related securities. See "Stripped Mortgage-Related Securities" below. In addition, if a series of a CMO included a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-related securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may therefore be deemed "illiquid" and subject to Funds' limitations on investment in illiquid securities as discussed herein.

     Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are derivative multi-class mortgage securities. SMRS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

     SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMRS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rated categories of investment-grade securities.

     Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently introduced. As a result, established trading markets have not yet been fully developed and accordingly, these securities may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities as discussed herein.

     Inverse Floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction to the interest rate on another security or index level. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Inverse floaters may experience gains when interest rates fall and may suffer losses in periods of rising interest rates. The market for inverse floaters is relatively new.

     Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined "strike" rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the "strike" rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

     Asset-Backed Securities. The Balanced and Fixed Income Funds may invest in various types of asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Funds.

     Risk Factors  Relating To Investing In  Mortgage-Related  And  Asset-Backed
Securities. The yield characteristics of mortgage-related and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     During periods of declining interest rates, prepayment of mortgage-related securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in higher-yielding mortgage-related securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Conversely, slower than expected prepayments may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities tend to fluctuate more in response to interest rate changes, leading to increased net asset value volatility. Prepayments may also result in the realization of capital losses with respect to higher yielding securities that had been bought at a premium or the loss of opportunity to realize capital gains in the future from possible future appreciation.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payment on these securities.

ZERO-COUPON SECURITIES

     The Balanced and Fixed Income Funds may invest in zero-coupon securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of them to include in income each year the portion of the original issue discount (or deemed discount) on the securities accruing that year. To qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"), and avoid a certain excise tax, each Fund may be required to distribute a portion of that discount and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, to generate cash to meet these distribution requirements.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines established by the Board of Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Funds might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Funds' realization upon the collateral may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

     The Small Cap Equity, Balanced, Fixed Income and International Funds may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Funds' investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement.

WHEN-ISSUED SECURITIES

     The Small Cap Equity, Balanced, Fixed Income and International Funds may purchase securities on a "when-issued" basis. In buying "when-issued" securities, a Fund commits to buy securities at a certain price even though the securities may not be delivered for up to 120 days. No payment or delivery is made by the Fund in a "when-issued" transaction until the Fund receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above-described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price.

INITIAL PUBLIC OFFERINGS

     The Funds may invest in initial public offerings ("IPOs"). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small or microcap size. Investments in IPOs may have a magnified performance impact relative to other investments. The impact of IPOs on a Fund's performance will decrease as the Fund's asset size increases.

DERIVATIVE INSTRUMENTS

     In pursuing their respective investment objectives, the Small Cap Equity, Balanced, Fixed Income and International Funds may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

     Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

     There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Each Fund is authorized to purchase and sell over-the-counter options ("OTC Options") in addition to exchange listed options. OTC Options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation between the parties. A Fund will only sell OTC Options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Funds expect generally to enter into OTC Options that have cash settlement provisions, although they are not required to do so.

     There is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The Funds will engage in OTC Option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P's or "P-1" from Moody's or an equivalent rating from any other Nationally Recognized Statistical Rating Organization ("NRSRO").

     Options On Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where the Adviser perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated which would increase the dollar cost of these securities to the Fund, the Fund may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, or liquid assets in a segregated account with the custodian.

     The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, currency or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. U.S. futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold. Futures contracts on indices are settled in cash.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums.

     After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required variation margin, resulting in a repayment of excess variation margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

     Regulations of the CFTC applicable to the Funds require that they use futures contracts and options on futures contracts only for bona fide hedging purposes, or to the extent that a Fund's futures and options on futures positions are for other than bona fide hedging purposes, as described by the CFTC, the aggregate initial margins and premiums required to establish such non-bona fide hedging positions other than the "in-the-money" amount in the case of options that are "in-the-money" at the time of purchase, may not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets. In practice, the Funds do not anticipate a materially greater risk than 5%. A Fund will only sell futures contracts to protect securities owned by it against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Funds expect that approximately 75% of the futures contracts purchased will be "completed;" that is, equivalent amounts of related securities will have been purchased or in the process of being purchased by a Fund upon sale of open futures contracts. Futures contracts are not typically completed when the Adviser and/or TT International, as applicable, decides that the hedge is no longer necessary or appropriate and closes out the position before completion. Therefore, a futures contract that is not completed does not necessarily provide additional risk to the Fund. Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs may be lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("Forward Contract") is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. The Funds may use Forward Contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving Forward Contracts that the Funds may use.

     In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into Forward Contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date ("transaction hedge" or "settlement hedge").

     The Funds may also use Forward Contracts to hedge against a decline in the value of existing investments denominated in foreign currency and to protect the value of investments denominated in a foreign currency if the portfolio mangers anticipate a period of relative strength of the U.S. dollar against such foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value ("position hedge"). A position hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling ("proxy hedge"). A proxy hedge could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U. S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds' custodian will place cash or other liquid assets in a separate account having a value equal to the aggregate amount of the Funds' commitments under Forward Contracts entered into with respect to position hedges and proxy-hedges. If the value of the assets placed in a segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. Alternatively, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Funds than if they had not entered into such contracts.

     Risk Factors In Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures trading. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Fund. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Use of futures transactions by the Funds involves the risk of imperfect or no correlation where the securities underlying futures contracts are different than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option on a futures contract.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract and options prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract or option on a future contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Risks Of Options On Futures, Forward Contracts, And Options On Foreign Currencies. Options on currencies may be traded over-the-counter and forward currency contracts are always traded in the over-the-counter market. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. When a Fund enters into a forward currency contract or purchases an over-the-counter option, it relies on its counterparty to perform. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Futures contracts, options on futures contracts, Forward Contracts, and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, or where the portfolio managers are located, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including Forward Contracts) and any combination of futures, options, and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser or TT International, as applicable, it is in the best interest of the Funds to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.

     Asset Coverage For Futures And Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options, futures and forward contracts strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures, option or forward contract strategy is outstanding, unless they are replaced with other suitable assets. Consequently, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID INVESTMENTS, RESTRICTED SECURITIES AND PRIVATE PLACEMENT OFFERINGS

     Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees or the Adviser, as applicable, determines the liquidity of a Fund's investments and, through reports from the Adviser and the Funds'
administrator, the Board monitors investments in illiquid securities. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including the frequency of trades and quotations, the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market, the nature of the security, and the nature of the marketplace for trades. Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, certain over-the-counter options, and restricted securities (other than certain foreign securities, restricted securities pursuant to Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act). With respect to over-the-counter ("OTC") options that a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. The Funds will treat as illiquid an amount of assets used to cover written OTC options, equal to the formula price at which the Funds would have the absolute right to purchase the option less the amount by which the option is "in-the-money." The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. When no market quotations are available, illiquid investments are priced at fair value as determined in good faith by the Adviser or TT International, as applicable, under the supervision of the Board of Trustees. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. If through a change in values, net assets, or other circumstances, any of the Small Cap Equity, Balanced, Fixed Income and International Funds were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would take appropriate steps to protect liquidity; for the Equity Fund, if more than 7% of its net assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

     Restricted Securities. Restricted securities can generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act or in a registered public offering. Where registration is required, the Fund(s) may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it or they decide to seek registration and the time the Fund(s) may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

     Private Placement Offerings. The Small Cap Equity, Balanced and Fixed Income Funds may invest in private placement offerings. Investments in private placement offerings are made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act, and resold to qualified institutional buyers under the Securities Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities law and generally are sold to institutional investors such as the Funds that agree they are purchasing the securities for investment and not with an intention to distribute to the public.

OTHER INVESTMENT COMPANIES

     The Funds may invest in other investment companies to the extent permitted by the 1940 Act. Currently, with certain exceptions, the 1940 Act permits the Funds to invest up to 10% of their total assets in other investment companies and not more than 5% of each Fund's total assets may be invested in the securities of any one investment company. In addition, the Funds may not acquire more than 3% of the voting securities of any other investment company, other than the International Fund's investment in the Portfolio. In addition to the advisory fees and other expenses the Funds bear directly in connection with their own operations, as shareholders of another investment company, the Funds would bear their pro rata portion of the other investment company's advisory fees and other expenses. As such, the Funds' shareholders would indirectly bear the expenses of the Funds and the other investment company, some or all of which would be duplicative.

SECURITIES LENDING

     The Small Cap Equity, Balanced, Fixed Income and International Funds may lend securities to qualified brokers, dealers, banks and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. In addition, they will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceed one-third of the value of its total assets.

     It is the Adviser's understanding that the current view of the staff of the SEC is that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (i.e., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments) or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

TEMPORARY INVESTMENTS

          The temporary investments that the Funds may make include:

          (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by the Funds. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

          The Small Cap Equity Fund may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve the same risks of investing in international securities that are discussed under "Investment Objective and Policies-Foreign Securities." Although the Adviser carefully considers these factors when making investments, the Small Cap Equity Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located.

          The Funds will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation and (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation.

          (2) Commercial paper which at the time of purchase is rated in the highest rating category by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue that meets such rating requirement at time of purchase;

          (3) Short-term corporate obligations rated in the highest rating category by a NRSRO at time of purchase;

          (4) U.S. Government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

          (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and repurchase agreements collateralized by those securities listed above.


                     TRUSTEES AND OFFICERS OF THE LKCM FUNDS

     The Board of Trustees of the Trust has overall responsibility for management of the Funds. The officers of the Trust conduct and supervise its daily business. The Board of Trustees has no standing committees. The Trustees and officers of the Trust, their ages, their business addresses and principal occupations during the past five years are as follows:

                              Independent Trustees
----------------------- ----------- ----------- ------------------------------- ----------- ---------------------
                                                                                # of
                                    Term of                                     Portfolios
                                    Office and                                  in Fund
                        Position(s) Length of                                   Complex
                        Held with   Time        Principal Occupation            Overseen by  Other Directorships
Name, Address and Age   the Trust   Served*     During Past Five Years          Trustee      Held by Trustee
---------------------------------------------- -----------------------------------------------------------------
H. Kirk Downey          Trustee     Since 1994  CEO, Texassystems, LLC and       5            AZZ Incorporated, a
301 Commerce Street                             CEO, Texaslearning                            manufacturing
Suite 1600                                      Corporation since 1979;                       company
Fort Worth, Texas 76102                         Dean, M.J. Neeley School
                                                of Business, Texas Christian
                                                University Business School
                                                from 1987 to 2001.
Age: 59
----------------------- ----------- ----------- ------------------------------- ----------- ---------------------
Earle A. Shields, Jr.   Trustee     Since 1994  Consultant; formerly Consultant  5          Priest Pension Fund
301 Commerce Street                             for NASDAQ Corp. and Vice                   of the Catholic
Suite 1600                                      President, Merrill Lynch &                  Dioceses of Forth
Fort Worth, Texas 76102                         Co., Inc.                                   Worth (since 1985),
                                                                                            Lay Workers Pension
Age: 81                                                                                     Fund of the
                                                                                            Catholic Diocese of
                                                                                            Fort Worth, St.
                                                                                            Joseph Health Care
                                                                                            Trust, Catholic
                                                                                            Schools Trust and
                                                                                            Catholic Foundation
                                                                                            of North Texas
                                                                                            (since 1985).
----------------------- ----------- ----------- ------------------------------- ----------- ---------------------


     * Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.



                    Interested Trustees & Principal Officers
----------------------- ----------------- ----------- -------------------------- --------- ------------------
                                          Term of     Principal                  # of
                                          Office      Occupation                 Portfolios
                                          and         During                     in Fund
                        Position(s)       Length of   Past                       Complex
                        Held with the     Time        Five                       Overseen   Other Directorships
Name, Address and Age   Trust             Served*     Years                      by Trustee Held by Trustee
----------------------- ----------------- ----------- -------------------------- --------- ------------------

J. Luther King, Jr.*    Chairman of the   Since 1994  Chairman, President           5        See below.
301 Commerce Street     Board of                      and Director, Luther King
Fort Worth, Texas 76102 Trustees,                     Capital Management
Age: 62                 President and                Corporation since 1979.
                        Chief Executive
                        Officer
-----------------------



Other Directorships: DK Leasing Corp. (since 1993), Employees Retirement Systems of Texas (since 1987), 4K Land & Cattle Company (since 1994), Hunt Forest Products (since 1993), Ruston Industrial Corp. (since 1993), Investment Counsel Association of American (ICAA) (since 1991), JLK Venture Corp. (since 1995), Southwest JLK (since 1983), XTO Energy Inc. (since 1991)



------------------------ --------------- ----------- ------------------------ ------------- ------
Paul W. Greenwell        Vice President  Since 1996  Vice  President,             N/A       N/A
301 Commerce Street                                  Luther King  Capital
Fort Worth, Texas 76102                              Management since 1983.
Age: 52
------------------------ --------------- ----------- ------------------------ ------------- ------
Jacqui Brownfield        Vice President, Since 1994  Fund Administrator and       N/A       N/A
301 Commerce Street      Secretary and               Operations  Manager,
Fort Worth, Texas 76102  Treasurer                   Luther King Capital
Age: 41                                              Management since 1987.
------------------------ --------------- ----------- ------------------------ ------------- ------
Steven R. Purvis         Vice President  Since 2000  Director of Research,        N/A       N/A
301 Commerce Street      of the Trust                Luther King Capital
Fort Worth, Texas 76102                              Management since 1996.

Age: 37
------------------------ --------------- ----------- ------------------------ ------------- ------



         * Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced. Each officer holds office for a one-year term, and then may be re-elected by the Board of Trustees annually.


        ** Mr. King is an "interested person" of the Trust (as defined in the 1940 Act) because he controls the Adviser.


     The table below sets forth the compensation paid by the Trust to each of the Trustees of the Trust during the fiscal year ended December 31, 2001:

                                                 COMPENSATION TABLE

                           Aggregate     Pension or Retirement   Estimated Annual  Total Compensation
                       Compensation from  Benefits Accrued As      Benefits Upon   from Trust Paid to
     Name of Person          Trust       Part of Fund Expenses      Retirement          Trustees
---------------------- ----------------- --------------------- ------------------ ----------------------
J. Luther King, Jr.          $0                   $0                   $0                 $0
H. Kirk Downey             $12,000                $0                   $0               $12,000
Earle A. Shields, Jr.      $12,000                $0                   $0               $12,000

     Trustees other than those who are officers or affiliated with the Adviser will receive an annual fee of $8,000 plus a meeting fee of $1,000 for each meeting attended and are reimbursed for expenses incurred in attending Board meetings.


Board Interests in the Fund

As of March 31, 2002, the officers and Trustees of the Trust own less than 1% of the outstanding shares of any of the Funds. The Trustees own the following amounts in the Funds:

Key
A.       $1 - $10,000
B.       $10,001 - $50,000
C.       $50,001 - $100,000
D.       over -$100,000


                         Small Cap   Equity  Balanced Fixed  International Aggregate Dollar Range of
                        Equity Fund   Fund     Fund   Income     Fund      Equity Securities in LKCM
Name of Trustee                                       Fund                          Funds
----------------------- ----------- ------- -------- ------- ------------ ----------------------------
H. Kirk Downey,            None         B      None   None      None                  B
Independent Trustee

Earle A. Shields, Jr.        D        None     None   None      None                  D
Independent Trustee

J. Luther King, Jr.,         D          B       B       B        D                    D
Interested Trustee and
Chief Executive Officer



                    TRUSTEES AND OFFICERS OF THE MASTER TRUST

         The Trustees and officers of the Master Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated below the address of each Trustee and officer is 200 Clarendon St., Boston, MA 02116. The address of the Master Trust is c/o Investor Bank & Trust Company, 200 Clarendon St., Boston, MA 02116.

                  Disinterested Trustees of the Master Trust(1)
---------------- -------------- ------------ ------------------ ---------------- -------------------------
                                Term of                         Number of
                                Office &     Principal          Portfolios in
                 Position(s)    Length of    Occupation(s)      Fund Complex
Name and Address Held with the  Time         During Past        Overseen by      Other Directorships
and Age(2)       Master Trust   Served(2)     5 Years           Trustee          Held By Trustee
---------------- -------------- ------------ ------------------ ---------------- -------------------------
John A. Benning  Trustee of the Since        Retired. Senior    TT International Director, ICI Mutual
Age: 67          Master Trust   August 2000  Vice President and U.S.A. Master &  Insurance Company
                                             General Counsel,   Feeder Trusts:   (since June 2000);
                                             Liberty Financial  4 Portfolios     Director, SageLife
                                             Companies, Inc.                     Assurance of America
                                             (financial                          (variable annuity
                                             services)                           insurance company)
                                             (1997-2001).                        (since June 2000);
                                                                                 General Partner,
                                                                                 Mad River Green
                                                                                 Partners (real
                                                                                 estate) (since
                                                                                 1972).
---------------- -------------- ------------ ------------------ ---------------- -------------------------
Peter O. Brown   Trustee of     Since        Counsel, Harter,   TT International Trustee, CGM Trust and
Age: 61          the Master     August 2000  Secrest & Emery    U.S.A. Master &  CGM Capital Development
                 Trust                       LLP (since 2001);  Feeder Trusts:   Fund (since June 1993).
                                             Partner, Harter,   4 Portfolios
                                             Secrest & Emery
                                             LLP (from
                                             1997-2000).
---------------- -------------- ------------ ------------------ ---------------- -------------------------
Robert W. Uek    Trustee of     Since        Self-Employed      TT International Trustee, Hillview
Age: 60          the Master     August 2000  Consultant;        U.S.A. Master &  Investment Trust
                 Trust                       Partner,           Feeder Trusts:   (mutual fund) (since
                                             Pricewaterhouse-   4Portfolios     June 2000).
                                             Cooper LLP         (1994
                                             (accounting firm)
                                              to June 1999).
---------------- -------------- ------------ ------------------ ---------------- -------------------------

(1) Disinterested Trustees are those Trustees who are not "interested persons" of the Master Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(2) Each Trustee holds office during the lifetime of the Portfolio Master Trust or until that individual resigns, retires or is otherwise removed or replaced.

                   Interested Trustees of the Master Trust (1)
----------------- -------------- ----------- ------------------- ---------------- -------------------------
                                 Term of                         Number of        Other Directorships
                                 Office &                        Portfolios in
                  Position(s)    Length of   Principal           Fund Complex
Name and Address  Held with the  Time        Occupation(s)       Overseen by
and Age           Fund           Served(2)   During Past 5 Years Trustee          Held By Trustee
----------------- -------------- ----------- ------------------- ---------------- -------------------------
David J.S.        Trustee of the Since       Managing Partner,   TT International Chairman, TT
Burnett(3)        Master Trust   August 2000 TT International    U.S.A. Master &  International Bermuda
Martin House, 5                              (since September    Feeder Trusts:   Ltd.; Director TT
Martin Lane,                                 1998); Director,    4 Portfolios     International Funds PLC
London, England                              Brunswick UBS                        (investment
EC4R 0DP                                     Warburg Ltd.                         management); Director
Age: 44                                      (investment                          TT Europe Alpha Fund
                                             banking) (May 1998                   Ltd. (investment
                                             to August 1998);                     management); Director,
                                             Dalgland Nominees                    TT Europe Beta Fund
                                             (PM) Ltd. (nominee                   Ltd. (investment
                                             company) (November                   management); Director,
                                             1995 to August                       C. Crosby Limited
                                             1998); Chairman,                     (property lease holding
                                             Fenway Services                      company) (since January
                                             Limited                              1999).
                                             (securities
                                             trader) (November
                                             1997 to August
                                             1998); Director,
                                             Warburg Dillon
                                             Read Securities
                                             (South Africa)
                                             (stockbroker)
                                             (October 1995 to
                                             August 1998).
----------------- -------------- ----------- ------------------- ---------------- -------------------------
J. Luther King,   Trustee of the Since       Chairman,           TT International See above table for
Jr.(4)            Master Trust   August 2000 President and       U.S.A. Master    other directorships.
301 Commerce                                 Director, Luther    Trusts: 2
Street                                       King Capital        Portfolios; LKCM
Fort Worth, Texas                            Management          International
76102  Age: 61                               Corporation         Fund:
                                             (investment         1 Portfolio
                                             counseling) (since
                                             March 1979).


(1) Interested Trustees are those Trustees who are "interested persons" the Master Trust as defined in the 1940 Act.

(2) Each Trustee holds office during the lifetime of the Master Trust until that individual resigns, retires or is otherwise removed or replaced.

(3) Mr. Burnett is deemed to be an "interested" Trustee of the Master Trust because of his affiliation with TT International Investment Management, the Investment Manager of the International Fund and the Portfolio.

(4) Mr. King is deemed to be an "interested" Trustee of the Master Trust because he controls the Adviser of the International Fund, which invests all of its assets in the Master Trust.

                          Officers of the Master Trust
------------------------- ----------------- ---------------- ----------------------------------
                                            Term of Office &
                          Position(s) Held  Length of Time   Principal Occupation(s)
Name and Address and Age  with the Fund     Served(2)        During the Past 5 Years
------------------------- ----------------- ---------------- ----------------------------------
David J.S. Burnett(1)     President of      Since            See Interested Trustees table
Age: 44                   Master Trust      August 2000      above
------------------------- ----------------- ---------------- ----------------------------------
S. Austin Allison(1)      Secretary of the  Since            Partner, Head of Compliance &
Age: 54                   Master Trust      August 2000      Legal, TT International (since
                                                             January 2001); Head of
                                                             Compliance and Legal, TT
                                                             International (June 2000
                                                             to December 2000);
                                                             Director, TT Investment
                                                             Advisers Inc. (since
                                                             March 2001); Director,
                                                             TT International Funds PLC
                                                             (since August 2001);
                                                             Director, TT International
                                                             (Bermuda) Limited (since
                                                             November 2001); Director,
                                                             Legal & Compliance,
                                                             Westdeutsche Landesbank
                                                             Group (banking, financial
                                                             services) (January 1997 to
                                                             June 2000).
------------------------- ----------------- ---------------- ----------------------------------
Graham Barr(1)            Treasurer of the  Since            Financial Controller, TT
Age: 36                   Master Trust      August 2000      International (since June 1998);
                                                             Company Secretary, C. Crosby
                                                             Ltd. (holding company) (since
                                                             November 1999); Head of
                                                             Investment Accounting, AIB
                                                             Govett Asset Management (fund
                                                             management) (August 1993 to June
                                                             1998).
------------------------- ----------------- ---------------- ----------------------------------
Jeff Gaboury              Assistant         Since            Director, Mutual Fund
200 Clarendon Street,     Treasurer of the  August 2000      Administration, Investors Bank &
Boston, Massachusetts     Master Trust                       Trust Company (since October
02116                                                        1996).
Age: 33
------------------------- ----------------- ---------------- ----------------------------------
Jill Grossberg            Assistant         Since            Director and Counsel, Mutual
200 Clarendon Street,     Secretary of the  August 2000      Fund Administration, Investors
Boston, Massachusetts     Master Trust                       Bank & Trust Company, (since
02116                                                        April 2000); Assistant Vice
Age: 55                                                      President and Associate Counsel,
                                                             Putnam Investments (March 1995
                                                             to March 2000).
------------------------- ----------------- ---------------- ----------------------------------

(1)The address of each Mr. Burnett, Mr. Allison and Mr. Barr is Martin House, 5 Martin Lane, London, England EC4R 0DP.

(2) Each of the President, the Treasurer and the Secretary shall hold office until his or her respective successor shall have been duly elected and qualified, and the Assistant Treasurer and the Assistant Secretary shall hold office at the pleasure of the Trustees.


     The Portfolio's Declaration of Trust provides that the Portfolio will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Portfolio, unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Portfolio. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 31, 2002, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of the Funds.

                             PRINCIPAL SHAREHOLDERS
                              SMALL CAP EQUITY FUND

Name and Address of Beneficial Owner         Number of Shares   Percent of Total
------------------------------------         ----------------   ----------------
                                                                      Fund
Samill & Company FBO
Shid Richardson Foundation
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252
                                              1,384,926.158          10.64%
Charles Schwab & Co., Inc.
Special Custody Account for the Exclusive
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104
                                               797,954.944            6.13%
Hamill & Company FBO
Bass Enterprise Production
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252                              754,121.416            5.79%


                             PRINCIPAL SHAREHOLDERS
                                   EQUITY FUND

                                                                Percent of Total
  Name and Address of Beneficial Owner       Number of Shares        Fund
 -------------------------------------       ----------------        ----
 Charles Schwab & Co., Inc.
 Special Custody Account for the Exclusive
 Benefit of Customers
 101 Montgomery Street
 San Francisco, CA 94104                       770,376.397           32.60%

 Muir & Company
 c/o Frost National Bank
 P.O. Box 2479
 San Antonio, TX 78298                         164,354.130            6.96%


                             PRINCIPAL SHAREHOLDERS
                                  BALANCED FUND

                                                                Percent of Total
Name and Address of Beneficial Owner         Number of Shares        Fund

Lau & Company
c/o Frost National Bank
P.O. Box 2950
San Antonio, TX 78299                          103,239.044           15.54%

U.S. Bank, N.A. Custodian FBO
Ed D. Ligon Jr. IRA
25 Carmel Lane
Little Rock, AR 72212                           98,677.976           14.86%

Luther King Capital Management
301 Commerce Street Suite 1600
Fort Worth, TX 76102                            98,004.976           14.76%

Luther King Capital Management
Profit Sharing Trust
301 Commerce Street Suite 1600
Fort Worth, TX 76102                            66,881.681           10.07%

Summit Partners
301 Commerce Street, Suite 1600
Fort Worth, TX 76102                            55,333.940            8.33%



                             PRINCIPAL SHAREHOLDERS
                                FIXED INCOME FUND


                                                                Percent of Total
  Name and Address of Beneficial Owner       Number of Shares          Fund
  ------------------------------------       ----------------          ----
  Charles Schwab & Co., Inc.
  Special Custody Account for the Exclusive
  Benefit of Customers
  101 Montgomery Street
  San Francisco, CA 94104                       974,970.952           21.16%


                             PRINCIPAL SHAREHOLDERS
                               INTERNATIONAL FUND

                                                                    Percent of Total
Name and Address of Beneficial Owner             Number of Shares          Fund

Boston Safe Deposit & Trust Trustee FBO
Gannett 401K Savings Plan
165 Santilli Highway
Everett, MA 02149                                  3,310,972.959          36.02%

Charles Schwab & Co., Inc.
Special Custody Account for the Exclusive
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104                            1,832,440.441          19.93%

Hamill & Company FBO
Sid Richardson Foundation
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252                                   699,977.028           7.61%

Northern Trust Company Custodian FBO
Dallas Symphony Fund for Excellence
P.O. Box 92956
Chicago, IL 60675                                   624,292.035           6.79%

Hamill & Company FBO
Bass Enterprise Production
c/o Texas Commerce Bank
P.O. Box 2558
Houston, TX 77252                                   462,062.353           5.03%


     Based on the foregoing, Charles Schwab & Co., Inc. owns a controlling interest in the Equity Fund (i.e., more than 25% of a Fund's outstanding shares and Gannett 401K Savings Plan). Boston Safe Deposit & Trust owns a controlling interest in the International Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Funds.

     As of March 31, 2002, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of each of the Funds.


                               INVESTMENT ADVISER

     The manager of the Funds is Luther King Capital Management Corporation (the "Adviser"). The Adviser is controlled by J. Luther King, Jr. Mr. King is the Chairman of the Board of Trustees, President, Chief Executive and Manager of the Trust. Under an Investment Advisory Agreement (the "Agreement") with the Funds, the Adviser manages the investment and reinvestment of the Funds' assets, subject to the control and supervision of the Board of Trustees of the Trust. The Adviser is responsible for making investment decisions for the Funds and for placing the Funds' purchase and sale orders. In addition, subject to any approvals required by the 1940 Act, the Adviser may delegate its duty to make investment decisions and to place purchase and sale orders to one or more investment subadvisers with respect to some or all of the International Fund's assets. In the event of such a delegation, the Adviser is obligated to monitor and review the activities of the subadviser. Under the Agreement, the Funds pay the Adviser an advisory fee calculated by applying a quarterly rate, equal on an annual basis to the following numbers shown as a percentage of average daily net assets for the quarter. However, until further notice, the Adviser has voluntarily agreed to waive its advisory fees and reimburse expenses to the extent necessary to keep the total operating expenses of the Small Cap Equity, Equity, Balanced and Fixed Income Funds from exceeding the respective caps also shown as a percentage of average daily net assets for the quarter.

     The Board most recently renewed the Agreement for another year at a Board meeting held March 5, 2002. Prior to that meeting, the Trustees were provided with, and evaluated, information concerning, among other things, (a) the nature, quality and scope of the proposed investment management services and (b) the extent to which the Adviser would realize, and share with shareholders, economies of scale as the funds grow larger. The Trustees also evaluated information provided to them about investment management fees paid by other comparable funds and the profitability of the Adviser.

     The advisory fees for the fiscal year ended December 31, 2001, were as follows:

                                          Advisory Fee         Cap
         Small Cap Equity Fund                0.75%           1.00%
         Equity Fund                          0.70%           0.80%
         Balanced Fund                        0.65%           0.80%
         Fixed Income Fund                    0.50%           0.65%
         International Fund                   1.00%           1.20%

     To the extent that the International Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the fund's average daily net assets to an annual rate of 0.50% of the fund's average daily net assets. The Adviser has agreed to continue its voluntary expense limitation on the International Fund's total annual operating expenses to ensure that the Fund's expenses do not exceed 1.20%.

     As compensation for the services rendered by the Adviser under the Agreement, for the fiscal years ended December 31, 1999, 2000 and 2001, the Adviser earned and waived and/or reimbursed the amounts listed below. During these periods, the Adviser managed the assets of the International Fund.

                                 December 31, 1999    December 31, 2000     December 31, 2001
                                 -----------------    -----------------     -----------------
Small Cap Equity Fund               $1,644,113            $1,576,604           $1,566,730
(amount waived/reimbursed)             $(0)                  $(0)                 $(0)
Equity Fund                          $282,731              $179,553             $169,053
(amount waived/reimbursed)           $(52,465)            $(65,886)             $(59,503)
Balanced Fund                         $30,428              $47,433               $51,631
(amount waived/reimbursed)           $(53,613)            $(66,925)             $(62,166)
Fixed Income Fund                    $102,645              $150,704             $184,045
(amount waived/reimbursed)           $(49,500)            $(56,301)             $(44,333)
International Fund                   $586,147              $847,185             $781,775
(amount waived/reimbursed)*         $(186,212)            $(300,517)           $(282,556)

* Amounts waived/reimbursed reflect total fees waived/reimbursed for the year, which are split between the Adviser and TT International Investment Management.

                              ADVISER TO PORTFOLIO

     TT International Investment Management ("TT International"), the adviser to the Portfolio, is a partnership controlled by Timothy A. Tacchi.

     Prior to October 2, 2000, TT International served as the subadviser to the International Fund. In that capacity, it managed the assets of the fund.

     Pursuant to a Management Agreement ("Management Agreement") entered into between the Master Trust, on behalf of the Portfolio, and TT International, TT International manages the securities of the Portfolio and makes investment decisions for the Portfolio subject to such policies as the Master Board of Trustees may determine. By its terms, the Management Agreement continues in effect for an initial two-year period and thereafter from year to year as long as such continuance is specifically approved at least annually by the Master Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Master Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement. The Management Agreement can be terminated, without penalty, on not more than 60 days' nor less than 30 days' written notice by the Master Trust when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Master Trust, or by TT International on not more than 60 days' nor less than 30 days' written notice. The Management Agreement automatically will terminate in the event of its assignment.

         The Portfolio paid management fees in the following amounts for the fiscal years ending December 31, 2000 and 2001:

------------------------------------------------------------------------
                 Investment Advisory Fees
           (paid for fiscal years ended 12/31)
------------------------------------------------------------------------
     2000*                                       2001
     -----                                       ----
    $129,658                                   $736,900
------------------------------ -----------------------------------------
         *The Portfolio commenced operations on October 2, 2000.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

THE ADVISER

     The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Funds. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Funds to pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research services provided by the broker effecting the transaction. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various clients, including the Funds, although not all of these services are necessarily useful and of value in managing the Funds.

     It is not the Adviser's practice to allocate brokerage or principal business on the basis of sales of shares that may be made through intermediary brokers or dealers. However, the Adviser may place orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients. The aggregate amount of brokerage commissions paid by each Fund during the past three fiscal years is as follows:

                                               1999          2000           2001
                                               ----          ----           ----
      Small Cap Equity Fund                $314,131      $315,809       $444,106
      Equity Fund                            70,375        38,626         22,048
      Balanced Fund                           5,959         7,115          4,467
      Fixed Income Fund                           0             0              0
      International Fund                    614,948       789,735              0
--------------------

     * The increase in portfolio turnover rate for the Small Cap Equity Fund between the year 2000 and 2001 was due to the increased volatility in the stock market during the year 2001.

     Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Funds and one or more of these other clients serviced by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by the Adviser.

TT INTERNATIONAL

     Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are partners or employees of TT International. The portfolio managers of the Portfolio may serve other clients of TT International in a similar capacity.

     TT International determines which brokers or dealers are to be used for brokerage transactions and negotiates and approves commission rates paid. In the selection of brokers and dealers to execute security transactions for the Portfolio, TT International will endeavor to ensure that the chosen brokers and dealers have the ability to obtain best execution. TT International believes that, particularly in countries with less developed securities markets, it is important to deal with brokers and dealers that have experience and expertise in the local markets. Other factors in the selection of brokers and dealers include the reliability, integrity, financial condition and general execution and operation capabilities of competitive brokers and dealers and research services provided by them. Based on these factors, TT International may not always direct trades to brokers or dealers that offer the lowest commission rates. On at least an annual basis, TT International establishes for each region or country in which it effects brokerage transactions, a schedule of commissions that will apply generally to its transactions on behalf of its clients in that region or country. As a result, TT International does not negotiate commission rates for particular trades. TT International reviews these commission levels periodically in light of prevailing market commission rates.

     TT International receives a wide range of research from brokers and dealers. Research received includes economic forecasts and interpretations, information on industries, groups of securities, individual companies, statistics, political developments, technical market action pricing and appraisal services, performance analysis and provision of computerized quotation and other equipment. These research services are a significant factor, among others, in the selection of brokers and dealers. Research services may be provided directly by brokers and dealers, or pursuant to "soft dollar" arrangements whereby the broker or dealer pays for the services to be provided by others.

     To the extent that research services of value are provided by brokers and dealers, TT International is relieved of expenses that it might otherwise bear and the Portfolio may pay commissions higher than those obtainable from brokers or dealers who do not provide such research services.

     Research  services  furnished  by  brokers  or  dealers  through  which  TT
International effects securities transactions may be used in servicing all accounts which it manages. Conversely, research services received from brokers or dealers which execute transactions for a particular account will not necessarily be used by TT International specifically in connection with the management of that account.

         The Portfolio paid the following amounts in brokerage commissions for the past two fiscal years:

       December 31, 2000*                 December 31, 2001
       ------------------                 -----------------
---------------------------------- --------------------------------
            $ 258,887                        $1,249,800

* The Portfolio commenced operations on October 2, 2000.

     In certain instances there may be securities that are suitable for the Portfolio as well as for one or more of TT International's other clients. Investment decisions for the Portfolio and for TT International's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security may be bought or sold for only one client even thought it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

     It is TT International's policy to exclude institutional accounts, such as the Portfolio's, from allocations of stock in initial public offerings or other "hot issues," unless the market capitalization of the issuer exceeds a minimum threshold determined by TT International from time to time and TT International otherwise determines participation to be appropriate. This policy is based on TT International's judgment that companies with smaller market capitalizations are not suitable for accounts such as those of the Portfolio and that even larger initial public offerings may not be suitable for the Portfolio. TT International may allocate these investments to other accounts managed by TT International, which may include accounts in which TT International and its principals have investment or carried interests. As a result the Portfolio may not participate in short-term gains based upon post-issue appreciation in the value of "hot issues" even in cases where these opportunities may result, at least in part, from trading activity by the Portfolio. However, the Portfolio will also avoid the risks associated with some initial public offerings and other "hot issues" of smaller issuers.

                                    CUSTODIAN

     As custodian of the Small Cap, Equity, Balanced and Fixed Income Funds' assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust.

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02110, serves as the custodian for the International Fund and the Portfolio.

                                  ADMINISTRATOR

     Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with administrative services pursuant to a Fund Administration
Agreement. The services under this Agreement are subject to the supervision of the Board of Trustees of the Trust and officers, and include day-to-day administration of matters necessary to the Funds' operations, maintenance of their records, preparation of reports, compliance testing of the Funds' activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each Fund a fee, calculated daily and paid monthly.

                        Fee for first $200 million   Next $500 million of       Average daily net assets in
                        of average daily net assets  average daily net assets   excess of $700 million
                        ---------------------------- ---------------------- ----------------------------
Small Cap Equity Fund             0.070%               0.060%                       0.040%
Equity Fund                       0.065%               0.055%                       0.035%
Balanced Fund                     0.060%               0.050%                       0.030%
Fixed Income Fund                 0.065%               0.055%                       0.035%



                    Fee for first $200  Next $300 million of   Next $500 million  Average daily net
                    million of average  average daily net      of average daily   assets in excess of
                    daily net assets    assets                 net assets         $1 billion
                    ------------------- ---------------------- ------------------ ---------------------
International Fund         0.075%               0.060%                0.045%             0.035%

     Administration fees incurred during the past three fiscal years were as follows:

                                       1999            2000             2001
                                 ----------- --------------- ----------------
         Small Cap Equity Fund*    $130,065        $126,970         $123,883
         Equity Fund                 26,054          20,145           20,050
         Balanced Fund                9,458          20,055           20,050
         Fixed Income Fund           20,167          20,187           22,485
         International Fund          40,976          70,046           61,479

                                SUB-ADMINISTRATOR

         IBT serves as sub-administrator to the International Fund.

          TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND FUND ACCOUNTANT

     USBFS also acts as transfer agent, dividend-disbursing agent, and fund accountant for the Funds. IBT also provides transfer agency services and fund accounting services for the Portfolio.


                                   DISTRIBUTOR

     Quasar Distributors, LLC (the "Distributor"), 615 E Michigan Street, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., distributes the Funds' shares. Jacqui Brownfield, an employee of the Adviser and an officer of the Trust, Paul Greenwell, a Vice President of the Trust, David Dowler, Vince Melashenko, Jim Orser and Brent Clum, employees of the Adviser, are registered representatives of the Distributor. The Distributor uses its best efforts to distribute the Funds' shares, which shares are offered for sale by the Funds continuously at net asset value per share without the imposition of a sales charge. The Adviser pays all of the compensation owed to the Distributor. No compensation to the Distributor is paid by the Funds.

                                DISTRIBUTION PLAN

     As stated in the Prospectus, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Trust and who had no direct or indirect financial interest in the operations of a distribution plan, on behalf of the Funds, adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan").

     Pursuant to the Plan, the Funds can pay up to an aggregate maximum of 0.75% per annum of each Fund's average daily net assets for actual expenses incurred in the distribution and promotion of the shares of the Funds, including, but not limited to, the printing of Prospectuses, Statements of Additional Information, reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution-related expenses.

     Although approved, the Board of Trustees has not authorized implementation of the plan. As a result, the Funds are neither accruing nor paying any Rule 12b-1 fees.

                                 CODE OF ETHICS

     The Trust, the Adviser and TT International have each adopted a written Code of Ethics. These Codes of Ethics govern the personal securities transactions of trustees, directors, officers and employees who may have access to current trading information of the Funds. The Codes permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. The Codes include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interest of the Funds.

                         PURCHASE AND PRICING OF SHARES

PURCHASE OF SHARES

     Purchasing Shares with Liquid Securities. Certain clients of the Adviser may, subject to the approval of the Trust, purchase shares of the Funds with liquid securities that are eligible for purchase by a Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or The Nasdaq Stock Market. These transactions will be effected only if the Adviser intends to retain the security in the Funds as an investment. Assets so purchased by the Funds will be valued in generally the same manner as they would be valued for purposes of pricing a Fund's shares, if such assets were included in the Fund's assets at the time of purchase.

     Automatic Investment Program. The Automatic Investment Program permits investors who own shares of a Fund with a value of $10,000 or more to purchase shares (minimum of $100 per transaction) at regular intervals selected by the investors. Provided the investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an investor's checking, bank money market or NOW account. The financial institution must be a member of the Automatic Clearing House network. There is no charge for this service. A $25 fee will be charged by the Transfer Agent if there are insufficient funds in the investor's account at the time of the scheduled transaction. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased on a specified day or days of a month.

     The Automatic Investment Program is one means by which an investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her shares at a price that is lower than their purchase price.

     To establish the Automatic Investment Program, an investor must complete the appropriate sections of the Account Registration Form. Please call the Trust at 800-688-LKCM if you have questions. An investor may cancel his or her participation in this Program or change the amount of purchase at any time by mailing written notification to: U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Notification will be effective three business days following receipt. The Trust may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An investor may also implement the Dollar Cost Averaging method on his or her own initiative or through other entities.

PRICING OF SHARES

     Shares of the Funds are sold on a continual basis at the net asset value per share next computed following acceptance of an order by a Fund. A Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of normal trading (generally 4:00 p.m. Eastern
Time) on each day the New York Stock Exchange is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation. Unlisted foreign securities are valued at fair value as determined in accordance with policies established by the Board of Trustees. Although the International Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.

     Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Trust.

An example of how each Fund calculated its total offering price per share as of December 31, 2001 is as follows:

                             Net Assets         =      Net Asset Value per share
                           -------------
                        Shares Outstanding

Small Cap Equity Fund      $220,570,004         =               $17.29
                           ------------
                            12,760,498

     Equity Fund           $26,821,602          =               $11.76
                           -----------
                            2,281,036

    Balanced Fund           $7,374,752          =               $11.44
                            ----------
                             644,585

  Fixed Income Fund        $45,446,201          =               $10.48
                           -----------
                            4,334,573

  International Fund       $70,368,162          =                $8.07
                           -----------
                             8,720,725

                               REDEMPTIONS IN KIND

     The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of (i) $250,000 or (ii) 1% of the net assets of a Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the applicable Fund. If redemptions are paid in investment securities the redeeming shareholders might incur brokerage expenses if they converted these securities to cash. Securities used to make such "in-kind" redemptions will be readily marketable. The method of valuing such securities will be the same as the method of valuing Fund securities described under "Pricing of Shares," and such valuation will be made as of the same time the redemption price is determined.


                                    TAXATION

TAXATION OF THE FUNDS

     Each Fund intends to continue to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code ("RIC") and, if so qualified, will not be liable for federal income tax to the extent earnings and unrealized gains are distributed to its shareholders on a timely basis. If a Fund fails to qualify for treatment as a RIC, it would be treated as a regular corporation for federal income tax purposes. In that case, it would be subject to federal income tax, and any distributions that it made to its shareholders would be taxable as ordinary income (with no part treated as a capital gain distribution) to the extent of its earnings and profits and would not be deductible by it. This would increase the cost of investing in that Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by that Fund instead of investing indirectly in those securities through the Fund.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year ending on October 31 of that year, plus certain other amounts.

     Hedging strategies, such as entering into Forward Contracts and writing (selling) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and Forward Contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement to qualify as a RIC.

     Certain futures, foreign currency contracts, and listed nonequity options (such as those on a securities index) in which all Funds but the Equity Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "market-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be market-to-market for purpose of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet that distribution requirement and avoid imposition of the Excise Tax.

     If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or Forward Contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or Forward Contract entered into by a Fund or a related person with respect to the same or substantially underlying property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that would otherwise be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     The Balanced and Fixed Income Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the distribution requirement applicable to RICs and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Investments in Foreign Securities. Dividends and interest received by a Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of the International Fund's total assets (including its proportionate share of the Portfolio's total assets) at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid (including its proportionate share of any foreign taxes paid by the Portfolio ("Fund's Foreign Taxes")). Pursuant to any such election, the International Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to:

     (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes,

     (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions as the shareholder's own income from those sources, and

     (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax.

     The International Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within foreign countries and U.S. possessions (including its proportionate share of the Portfolio's income from these sources) and the Fund's Foreign Taxes if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     The Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests:

     (1)  at least 75% of its gross income is passive or

     (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.

     Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to its shareholders -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Each Fund (other than the International Fund) or the Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund (other than the International
Fund) or the Portfolio also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

     Gains or losses (1) from the disposition of foreign currencies including Forward Contracts,, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses will increase or decrease the amount of investment company taxable income available to a Fund for distribution to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.


TAXATION OF THE PORTFOLIO

     The Portfolio is classified for federal tax purposes as a partnership that is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the International Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses and deductions, without regard to whether it has received any cash distributions from the Portfolio. The determination of such share is made in accordance with the governing instruments and allocation procedures of the Portfolio and the Code and regulations promulgated thereunder.

     Distributions to and withdrawals by an investor in the Portfolio, such as the International Fund, are generally not taxable. However, to the extent the cash proceeds of any withdrawal or distribution exceed an investor's adjusted tax basis in its partnership interest in the Portfolio, the investor will generally realize gain for U.S. federal income tax purposes. If, upon a complete withdrawal (i.e., a redemption of its entire interest in the Portfolio), the investor's adjusted tax basis in its partnership interest in the Portfolio exceeds the proceeds of the withdrawal, the investor will generally realize a loss for federal income tax purposes. An investor's adjusted tax basis in its partnership interest in the Portfolio will generally be the aggregate price paid therefor, increased by the amounts of its distributive shares of items of realized net income and gain (including income, if any, exempt from U.S. federal income tax), and reduced, but not below zero, by the amounts of its distributive shares of items of net loss and the amounts of any distributions received by the investor. This discussion does not address any distributions by the Portfolio of property other than cash (e.g., distributions of readily marketable securities), which will be subject to special tax rules and may have consequences different from those described in this paragraph.

     The Portfolio believes that, in the case of an investor in the Portfolio that seeks to qualify as a RIC under the Code (such as the International Fund), the investor should be treated for U.S. federal income tax purposes as an owner of an undivided interest in the assets and operations of the Portfolio, and accordingly should be deemed to own a proportionate share of the assets of the Portfolio and be entitled to treat as earned by it the portion of the Portfolio's gross income attributable to that share. Each investor in the Portfolio should consult its tax advisers regarding whether, in light of its particular tax status and any special tax rules applicable to it, this approach applies to its investment in the Portfolio, or whether the Portfolio should be treated, as to it, as a separate entity through which the investor has no direct interest in Portfolio assets or operations.

     In order to enable an investor in the Portfolio that is otherwise eligible to qualify as a RIC under the Code to so qualify, the Portfolio intends to satisfy the requirements of Subchapter M of the Code relating to the nature of the Portfolio's gross income and the composition (diversification) of the Portfolio's assets as if those requirements were directly applicable to the Portfolio and will allocate and permit withdrawals of its net investment income and any net realized capital gains in a manner that would enable an investor that is a RIC and that invests all of its assets in the Portfolio to comply with the qualification requirements imposed by Subchapter M of the Code.

     The Portfolio may be subject to foreign withholding and other taxes with respect to income on certain securities of non-U.S. issuers. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. It is not possible to determine the Portfolio's effective rate of foreign tax in advance, since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolio anticipates that an investor qualifying as a RIC and investing substantially all of its assets in the Portfolio will be able to pass through to its investors a foreign tax credit (or deduction, if the investors itemize deductions for federal income tax purposes) with respect to its allocable share of the foreign withholding taxes paid by the Portfolio, if any.

     Foreign exchange gains and losses realized by the Portfolio will generally be treated as ordinary income and losses for federal income tax purposes. The Portfolio may invest in foreign entities that may be treated as "passive foreign investment companies" for U.S. federal income tax purposes. If the Portfolio does invest in passive foreign investment companies, its investors may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to the sale or other disposition of the stock of, such entities. If the Portfolio is eligible to make and makes either a "qualified electing fund" election or a "mark to market" election with respect to an investment in a passive foreign investment company, then the Portfolio may have taxable income from such investment regardless of whether or not the Portfolio receives any actual distributions of cash derived from such passive foreign investment company in any given year. In order to enable any investor that is a RIC to distribute its share of this income and avoid a tax, the Portfolio may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss to the Portfolio.

     The Portfolio's investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Portfolio to recognize income prior to the receipt of cash payments with respect to those securities. In order to enable any investor which is a RIC to distribute its share of this income and avoid a tax, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

     The  Portfolio's  transactions  in  options,  forward  contracts,   futures
contracts, and swaps and related transactions, if any, will be subject to special tax rules that may affect the amount, timing, and character of Portfolio income. For example, certain positions held for the Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if sold) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held for the Portfolio that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Portfolio losses and adjustments in the holding periods of Portfolio securities. Certain tax elections exist for straddles that may alter the effects of these rules. The Portfolio intends to limit its activities in options, forward contracts, futures contracts, and swaps and related transactions to the extent necessary to enable any investor which is a RIC to meet the requirements of Subchapter M of the Code.

     See "Taxation of the Funds" for a discussion of the tax consequences to the International Fund arising from the Portfolio's investments in foreign securities, foreign currencies, zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, certain securities purchased at a market discount, options, forward contracts, futures contracts, and swaps and related transactions.



                             PERFORMANCE INFORMATION

TOTAL RETURN

     Average Annual Total Returns - Average annual total return quotations used in the Funds' advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

                                     Average Annual Total Returns
                                       As of December 31, 2001

                                                              Since Inception
                               1 Year        5 Years         (Inception Date)
   ------------------------ -------------- ------------ ------------------------
   Small Cap Equity Fund        7.50%        10.04%               14.81%
                                                              (July 14, 1994)

   Equity Fund                (10.61)%        9.86%               11.03%
                                                             (January 3, 1996)

   Balanced Fund                0.47%          N/A                 5.87%
                                                            (December 30, 1997)

   Fixed Income Fund           10.76%          N/A                 6.64%
                                                            (December 30, 1997)

   International Fund         (29.16)%         N/A                (0.15)%
                                                            (December 30, 1997)


     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

         Where:

               "P"  = represents a hypothetical initial investment of $1,000;

               "T"  = represents average annual total return;

               "n"  = represents the number of years; and

               "ATV(D)" =  represents  the  ending  value  of  the  hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

     The average annual total returns for the following periods are as follows:

   -----------------------------------------------------------------------------
   Average Annual Total Return (after taxes on distributions)
   -----------------------------------------------------------------------------
  As of December 31, 2001                                      Since Inception
                                1 Year        5 Years         (Inception Date)
  -------------------------- -------------- ------------ -----------------------
  Small Cap Equity Fund          6.26%         7.71%               12.77%
                                                               (July 14, 1994)

  Equity Fund                  (10.83)%        7.25%                8.82%
                                                              (January 3, 1996)

  Balanced Fund                 (0.75)%         N/A                 4.94%
                                                             (December 30, 1997)

  Fixed Income Fund              8.36%          N/A                 4.46%
                                                             (December 30, 1997)

  International Fund           (29.28)%         N/A                (1.85)%
                                                             (December 30, 1997)



     Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)

         Where:

               "P"  = represents a hypothetical initial investment of $1,000;

               "T"  = represents average annual total return;

               "n"  = represents the number of years; and

               "ATV(DR)"  =  represents  the  ending  redeemable  value  of  the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Investment Adviser.

     The average annual total returns for the following periods are as follows:

     ---------------------------------------------------------------------------
      Average Annual Total Return (after taxes on distributions and redemptions)
     ---------------------------------------------------------------------------
     As of December 31, 2001                                   Since Inception
                                1 Year        5 Years         (Inception Date)
     ----------------------- -------------- ------------ -----------------------
     Small Cap Equity Fund       5.60%         7.47%               11.79%
                                                               (July 14, 1994)

     Equity Fund                (6.43)%        7.40%                8.58%
                                                              (January 3, 1996)

     Balanced Fund               0.32%          N/A                 4.30%
                                                             (December 30, 1997)

     Fixed Income Fund           6.50%          N/A                 4.22%
                                                             (December 30, 1997)

     International Fund        (17.76)%         N/A                (0.58)%
                                                             (December 30, 1997)

     A Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

     Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

YIELD

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing a Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD =  2[(a-b + 1)6 - 1]
                     ---
                     c-d

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The Fixed Income Fund's 30-day yield was 4.63% at December 31, 2001.

OTHER INFORMATION

     Each Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

     From time to time, in advertisements and sales materials, each Fund may include a list of it top ten holdings. If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

COMPARISON OF FUND PERFORMANCE

     The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Funds may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

     The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

         Russell 2000 - The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies, based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The average market capitalization was approximately $530 million as of May 31, 2001.

          Lipper Small-Cap Core Fund Index - The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude on the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per share growth figure, comparable to those companies included in to the S&P Small Cap 600 Index.

          S&P 500 Index - The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

          Lipper Multi-Cap Core Fund Index - The Lipper Multi-Cap Core Fund Index is an unmanaged index consisting of 30 multi-cap core funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds will generally have between 25% to 75% of their assets invested in companies with market capitalization (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle, 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sale-per-share growth figure, comparable to those companies included in to the S&P SuperComposite 1500 Index.

         Lipper Large-Cap Core Fund Index - The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of 30 large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds will typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500. Going forward, the Fund will use the Lipper Large-Cap Core Fund Index as a comparison, because its composition better matches the Fund's investment objectives and strategies.

          Lehman Brothers Government/Credit Bond Index - The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

          Lipper Balanced Fund Index - The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, converse principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio is approximately 60%/40%.

          Lipper Intermediate Investment-Grade Debt Fund Index - The Lipper Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

          MSCI/EAFE Index - The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI/EAFE") is an unmanaged index composed of securities from 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.


                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Funds' independent accountants, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services. PricewaterhouseCoopers LLP, 150 Federal Street, Boston, MA 02110, serves as the independent accountants to the Master Trust.

                              FINANCIAL STATEMENTS

     The audited financial statements for the Funds are incorporated by reference to the Funds' Annual Report, for the year ended 2001, as filed with the Securities and Exchange Commission on March 5, 2002.

         APPENDIX

DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. Corporate Bond Ratings:

     AAA: judged to be the best quality; carry the smallest degree of investment risk; AA: judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; BAA: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; BA, B: protection of interest and principal payments is questionable.

     CAA: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Excerpts from Standard & Poor's Corporation Corporate Bond Ratings:

     AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

     BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpts from Fitch IBCA, Duff & Phelps Corporate Bond Ratings:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC:  Bonds  have  certain  identifiable   characteristics  which,  if  not
remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

     PLUS (+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.


                                   LKCM FUNDS

                            PART C. OTHER INFORMATION


Item 23. Exhibits

          (a)  Agreement and Declaration of Trust (1)

          (a.1) Amended Agreement and Declaration of Trust (2)

          (b)  By-Laws (1)

          (b.1) Amended By-Laws (2)

          (c)  Not applicable

          (d.1) Investment Advisory Agreement dated June 21, 1994 (1)

          (d.2)Fee Schedule to the Investment  Advisory  Agreement  between LKCM
               Funds and Luther King Capital Management Corporation for the Small Cap Equity Fund dated June 21, 1994 (1)

          (d.3)Fee Schedule to the Investment  Advisory  Agreement  between LKCM
               Funds and Luther King Capital Management Corporation for the LKCM Equity Fund dated December 5, 1995 (1)

          (d.4)Fee Schedule to the Investment  Advisory  Agreement  between LKCM
               Funds and Luther King Capital Management Corporation for the LKCM Balanced Fund dated December 30, 1997 (3)

          (d.5)Fee Schedule to the Investment  Advisory  Agreement  between LKCM
               Funds and Luther King Capital Management Corporation for the LKCM Fixed Income Fund dated December 30, 1997 (3)

          (d.6)Fee Schedule to the Investment  Advisory  Agreement  between LKCM
               Funds  and  Luther   King   Capital   Management   for  the  LKCM
               International Fund dated December 30, 1997 (3)

          (d.7)Amended  Fee  Schedule  to  the  Investment   Advisory  Agreement
               between LKCM Funds and Luther King Capital Management for the LKCM International Fund (2)

          (e)  Distribution    Agreement   between   LKCM   Funds   and   Quasar
               Distributors, LLC filed herewith.

          (f)  None

          (g.1)Custodian  Servicing  Agreement  between  LKCM Funds and  Firstar
               Bank, N.A. dated September 10, 1997 (1)

          (g.2)Fee Schedule to the Custodian Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997 (3)

          (g.3)Global  Custody  Agreement  between  The  Chase  Manhattan  Bank,
               Firstar  Bank,   N.A.  and  LKCM  Fund  on  behalf  of  its  LKCM
               International Fund dated December 31, 1997 (3)

          (g.4)Custodian  Agreement  between  LCKM  Funds and  Investors  Bank &
               Trust Company dated April 30, 2001(5)

          (h.1)Fund  Administration  Servicing  Agreement between LKCM Funds and
               U.S. Bancorp Fund Services, LLC dated September 10, 1997 (1)

          (h.2)Fee Schedule to the Fund Administration Servicing Agreement with respect to the LKCM Balanced Fund and LKCM Fixed Income Fund dated December 30, 1997 (3)

          (h.3)Fee Schedule to the Fund Administration  Servicing Agreement with respect to the LKCM  International  Fund dated  December 30, 1997
               (3)

          (h.4)Sub-Administration  Agreement among LKCM Funds, U.S. Bancorp Fund
               Services, LLC and Investors Bank & Trust Company (5)

          (h.5)Fund Accounting  Servicing  Agreement between LKCM Funds and U.S.
               Bancorp Fund Services, LLC dated September 10, 1997 (1)

          (h.6)Fee Schedule to the Fund Accounting Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997 (3)

          (h.7)Transfer Agent  Servicing  Agreement  between LKCM Funds and U.S.
               Bancorp Fund Services dated September 10, 1997 (1)

          (h.8)Fee Schedule to the Transfer Agent Servicing Agreement with respect to the LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund dated December 30, 1997 (3)

          (h.9) Master-Feeder Participation Agreement (2)

          (i)  Opinion of Kirkpatrick & Lockhart, LLP - filed herewith

          (j)  Consent of PricewaterhouseCoopers LLP - filed herewith

          (k)  None

          (l)  Purchase Agreement dated June 6, 1994 (1)

          (m)  LKCM Fund Distribution Plan (1)

          (n)  None

          (o)  Reserved

          (p.1) Code of Ethics of LKCM Funds (4)

          (p.2) Code of Ethics of Luther King Capital Management Corporation (4)

          (p.3) Code of Ethics of TT International Investment Management (4)


               (1) Incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on October 14, 1997.

               (2) Incorporated by reference from Post Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on September 29, 2000.

               (3) Incorporated by reference from Post Effective Amendment No. 8 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously by EDGAR on February 27, 1998.

               (4) Incorporated by reference from Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously via EDGAR on April 28, 2000.

               (5) Incorporated by reference from Post-Effective Amendment No. 11 to the Registration Statement of the Trust, SEC File No. 33-75116, filed previously via EDGAR on April 30, 2001.


Item 24. Persons Controlled by or Under Common Control With Registrant

     Registrant is not controlled by or under common control with any person.

Item 25. Indemnification

     Reference is made to Article VI of the Registrant's Declaration of Trust, incorporated by reference as Exhibit 1 hereto. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

     Besides serving as investment advisers to private accounts, the Adviser does not currently and has not during the past two years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, vocation, or employment of a substantial nature of the Adviser's directors and officers are set forth in the Uniform Application for Investment Adviser ("Form ADV") of the Adviser, as filed with the SEC and incorporated by reference herein.

Item 27. Principal Underwriters

     (a)  Quasar  Distributors,   LLC,  615  East  Michigan  Street,  Milwaukee,
          Wisconsin, 53202, the Distributor for shares of the Registrant, will also act as Distributor for the following other investment companies:

    ---------------------------------------------- ----------------------------------------------------
                Advisors Series Trust                             Hennessy Funds, Inc.
    ---------------------------------------------- ----------------------------------------------------
                 AHA Investment Funds                        The Hennessy Mutual Funds, Inc.
    ---------------------------------------------- ----------------------------------------------------
                 The Arbitrage Funds                                 Investec Funds
    ---------------------------------------------- ----------------------------------------------------
               Brandes Investment Trust                       Investors Research Fund, Inc.
    ---------------------------------------------- ----------------------------------------------------
              Brandywine Blue Fund, Inc.                                IPS Funds
    ---------------------------------------------- ----------------------------------------------------
           Builders Fixed Income Fund, Inc.                       Jefferson Group Trust
    ---------------------------------------------- ----------------------------------------------------
         Country Asset Allocation Fund, Inc.                   The Jensen Portfolio, Inc.
    ---------------------------------------------- ----------------------------------------------------
             Country Long-Term Bond Fund                       Kayne Anderson Mutual Funds
    ---------------------------------------------- ----------------------------------------------------
              Country Money Marker Fund                         Kit Cole Investment Trust
    ---------------------------------------------- ----------------------------------------------------
       Country Short-Term Government Bond Fund                 Light Revolution Fund, Inc.
    ---------------------------------------------- ----------------------------------------------------
    Country Taxable Fixed Income Series Fund, Inc.                  The Lindner Funds
    ---------------------------------------------- ----------------------------------------------------
          Country Tax Exempt Bond Fund, Inc.                   Master's Select Funds Trust
    ---------------------------------------------- ----------------------------------------------------
                  Cullen Funds Trust                          1-800-MUTUALS Advisor Series
    ---------------------------------------------- ----------------------------------------------------
           The Dessauer Global Equity Fund                        PIC Investment Trust
    ---------------------------------------------- ----------------------------------------------------
                    Everest Funds                           Professionally Managed Portfolios
    ---------------------------------------------- ----------------------------------------------------
              First American Funds, Inc.                          Purisima Funds Trust
    ---------------------------------------------- ----------------------------------------------------
      First American Insurance Portfolios, Inc.        Rainier Investment Management Mutual Funds
    ---------------------------------------------- ----------------------------------------------------
        First American Investment Funds, Inc.                  RNC Mutual Fund Group, Inc.
    ---------------------------------------------- ----------------------------------------------------
         First American Strategy Funds, Inc.                        SAMCO Funds, Inc.
    ---------------------------------------------- ----------------------------------------------------
                   FFTW Funds, Inc.                           TIFF Investment Program, Inc.
    ---------------------------------------------- ----------------------------------------------------
           Fleming Mutual Fund Group, Inc.                    Trust for Investment Managers
    ---------------------------------------------- ----------------------------------------------------
                   Glen Rauch Funds                       TT International U.S.A. Master Trust
    ---------------------------------------------- ----------------------------------------------------
                 Glenmede Fund Group                                  Wexford Trust
    ---------------------------------------------- ----------------------------------------------------
             Harding, Loevner Funds, Inc.                             Zodiac Trust
    ---------------------------------------------- ----------------------------------------------------

     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal  Position and Offices with Quasar Positions and Offices with
Business Address    Distributors, LLC                Registrant

------------------- -------------------------------- ---------------------------
James R. Schoenike  President, Board Member          None
------------------- -------------------------------- ---------------------------
Donna J. Berth      Treasurer                        None
------------------- -------------------------------- ---------------------------
Suzanne E. Riley    Secretary                        None
------------------- -------------------------------- ---------------------------
Joe Redwine         Board Member                     None
------------------- -------------------------------- ---------------------------
Bob Kern            Board Member                     None
------------------- -------------------------------- ---------------------------
Paul Rock           Board Member                     None
------------------- -------------------------------- ---------------------------
Jennie Carlson      Board Member                     None
------------------- -------------------------------- ---------------------------

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     (c)  Not Applicable.

Item 28. Location of Accounts and Records

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

     Luther King Capital Management Corporation, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 (records relating to its function as investment advisor)

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent)

     U.S. Bank Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian)

     TT International Investment Management, Martin House, 5 Martin Lane, London EC4R ODP (records relating to its function as sub-adviser of the International Fund from 1997-2000)

     The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its function as sub-custodian from 1997 - 2000)

Item 29. Management Services

     All management-related services contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth and State of Texas on the 30th day of April, 2002. No other material event requiring disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).


                                     By:         /s/ J. Luther King, Jr.*
                                             ----------------------------
                                                J. Luther King, Jr.
                                                President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement of the Registrant as it relates to the LKCM Funds has been signed below by the following persons in the capacities and on the date(s) indicated.

            Name                       Title                   Date

J. Luther King, Jr. *       Trustee, President and          April 30, 2002
---------------------
J. Luther King, Jr.         Chief Executive Officer

H. Kirk Downey *            Trustee                         April 30, 2002
----------------
H. Kirk Downey

Earle A. Shields, Jr. *     Trustee                         April 30, 2002
-----------------------
Earle A. Shields, Jr.

Jacqui Brownfield      *    Vice President, Treasurer       April 30, 2002
------------------------     and Secretary
Jacqui Brownfield





/s/ Joseph C. Neuberger
----------------------------------
*By Joseph C. Neuberger,
Attorney-in-fact pursuant to the Power of Attorney filed herewith.


                                   SIGNATURES

     TT International U.S.A. Master Trust has duly caused this Registration Statement on Form N-1A of the LKCM Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on the 30th day of April, 2002.

                                      TT INTERNATIONAL U.S.A.
                                      MASTER TRUST
                                      on behalf of TT EAFE Portfolio

                                      By:  /s/ Jill Grossberg
                                           ------------------------------
                                      Jill Grossberg
                                      Assistant Secretary of TT
                                      International U.S.A.
                                      Master Trust


                                  EXHIBIT INDEX


Exhibit                                                       Exhibit No.
--------                                                      ----------

Distribution Agreement with Quasar Distributors, LLC             EX-99.e
Opinion of Kirkpatrick & Lockhart, LLP                           EX-99.i
Consent of PricewaterhouseCoopers LLP                            EX-99.j